                                                                    EXHIBIT 99.1



                                [MACK-CALI LOGO]
                                   MACK-CALI
                               REALTY CORPORATION







                               FIRST QUARTER 2002

                    SUPPLEMENTAL OPERATING AND FINANCIAL DATA









    THIS SUPPLEMENTAL OPERATING AND FINANCIAL DATA IS NOT AN OFFER TO SELL OR
      SOLICITATION TO BUY ANY SECURITIES OF THE COMPANY. ANY OFFERS TO SELL OR SOLICITATIONS OF THE COMPANY SHALL BE MADE BY MEANS OF A PROSPECTUS.





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                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002

                                      INDEX

                                                                         PAGE(S)
I.  COMPANY BACKGROUND
o        About the Company/Other Corporate Data.............................5
o        Board of Directors/Executive Officers..............................6
o        Equity Research Coverage/Company Contact Information...............7

II.  FINANCIAL HIGHLIGHTS
o        Quarterly Summary..................................................9
o        Property Sales/Development........................................10
o        Leasing Information...............................................11
o        Key Financial Data................................................12
o        Same-Store Results and Analysis...................................13
o        Unconsolidated Joint Ventures Summary..........................14-16
o        Select Financial Ratios...........................................17
o        Debt Analysis:
         o   Debt Breakdown/Future Repayments..............................18
         o   Debt Maturities...............................................19
         o   Debt Detail...................................................20

III.  FINANCIAL STATEMENTS
o        Consolidated Statements of Operations.............................22
o        Consolidated Balance Sheets.......................................23
o        Consolidated Statement of Changes in Stockholders' Equity.........24
o        Statements of Funds from Operations and Cash Available for
           Distribution....................................................25
o        Reconciliation of Basic-to-Diluted Shares/Units...................26

IV.  VALUE CREATION PIPELINE
o        Operating Property Acquisitions ..................................28
o        Properties Placed in Service......................................29
o        Summary of Construction Projects/Summary of Development
           Properties in Lease-Up..........................................30
o        Summary of Land Parcels...........................................31
o        Rental Property Sales.............................................32

V.  PORTFOLIO/ LEASING STATISTICS
o        Leasing Statistics.............................................34-36
o        Market Diversification (MSA's)....................................37
o        Industry Diversification (Top 30 Tenant Industries)...............38
o        Consolidated Portfolio Analyses:
             BREAKDOWN BY:
            (a) Number of Properties.......................................39
            (b) Square Footage.............................................40
            (c) Base Rental Revenue........................................41
            (d) Percentage Leased..........................................42
o        Consolidated Property Listing (by Property Type)...............43-53
o        Significant Tenants (Top 20 Tenants)..............................54
o        Schedules of Lease Expirations (by Property Type)..............55-58


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                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002

                 DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

Certain information discussed in this literature may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the federal securities laws, including
Section 21E of the Securities Exchange Act of 1934. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements relate to, without limitation, the Company's future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as "may," "will," "should," "expect," "anticipate," "estimate," "continue" or comparable terminology. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, it can give no assurance that its expectations will be achieved. Forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements. Among the risks, trends and uncertainties are changes in the general economic conditions, including those affecting industries in which the Company's principal tenants compete; any failure of the general economy to recover timely from the current economic downturn; the extent of any tenant bankruptcies; the Company's ability to lease or re-lease space at current or anticipated rents; changes in the supply of and demand for office, office/flex and industrial/warehouse properties; changes in interest rate levels; changes in operating costs; the Company's ability to obtain adequate insurance, including coverage for terrorist acts; the availability of financing; and other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. For further information on factors which could impact the Company and the statements contained herein, reference should be made to the Company's filings with the Securities and Exchange Commission including Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and Annual Reports on Form 10-K. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

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                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002

                             I. COMPANY BACKGROUND










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                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002

                              I. COMPANY BACKGROUND


                                ABOUT THE COMPANY

Mack-Cali Realty Corporation (NYSE: CLI) is one of the largest real estate investment trusts (REITs) in the United States with a total market capitalization of $4.2 billion at March 31, 2002. Mack-Cali has been involved in all aspects of commercial real estate development, management and ownership for over 50 years and has been a publicly-traded REIT since 1994. Mack-Cali owns or has interests in 267 properties, primarily class A office and office/flex buildings, totaling approximately 28.6 million square feet, serving as home to approximately 2,300 tenants. The properties are located primarily in suburban markets of the Northeast, many with adjacent, Company-controlled developable land sites able to accommodate up to 8.9 million square feet of additional commercial space.

                                     HISTORY

Established over 50 years ago, in 1994 the New Jersey-based firm became a publicly-traded company listed on the New York Stock Exchange under the ticker symbol CLI. Through combinations with some of the top companies in the real estate industry--most notably New Jersey-based Mack Company and Westchester, New York-based Robert Martin Company--Mack-Cali has become one of the leading real estate companies in the country.

                                    STRATEGY

Mack-Cali's strategy is to be a significant real estate owner and operator in its core, high-barriers-to-entry markets, primarily in the Northeast.

                                     SUMMARY
                             (AS OF MARCH 31, 2002)

         Corporate Headquarters           Cranford, New Jersey
         Fiscal Year-End                  12/31
         Total Properties                 267
         Total Square Feet                28.6 million square feet
         Geographic Diversity             10 states and the District of Columbia
         New Jersey Presence              14.4 million square feet
         Northeast Presence               22.5 million square feet
         Common Shares and
              Units Outstanding           71.5 million
         Dividend-- Quarter/Annualized    $0.62/$2.48
         Dividend Yield                   7.2%
         Total Market Capitalization      $4.2 billion
         Insider Ownership                17.5%
         Senior Debt Rating               BBB (S&P and Fitch);
                                               Baa3 (Moody's)



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                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002

                               BOARD OF DIRECTORS

                     William L. Mack, CHAIRMAN OF THE BOARD

          John J. Cali, CHAIRMAN EMERITUS                 Earle I. Mack

          Brendan T. Byrne                                Alan G. Philibosian

          John R. Cali                                    Irvin D. Reid

          Nathan Gantcher                                 Vincent Tese

          Martin D. Gruss                                 Robert F. Weinberg

          Mitchell E. Hersh                               Roy J. Zuckerberg








                               EXECUTIVE OFFICERS

      Mitchell E. Hersh, CHIEF EXECUTIVE OFFICER

      Timothy M. Jones, PRESIDENT

      Barry Lefkowitz, EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

      Roger W. Thomas, EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY

      Michael A. Grossman, EXECUTIVE VICE PRESIDENT



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                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002

                            EQUITY RESEARCH COVERAGE

BANC OF AMERICA MONTGOMERY                      LEHMAN BROTHERS
Lee T. Schalop/ Alexis Hughes                   David Shulman/ Stuart Axelrod
(212) 847-5677/ (212) 847-5705                  (212) 526-3413/ (212) 526-3410

BEAR, STEARNS & CO., INC.                       MERRILL LYNCH
Ross Smotrich                                   Rahul Bhattacharjee/ Steve Sakwa
(212) 272-8046                                  (212) 449-1920/ (212) 449-0335

CS FIRST BOSTON                                 MORGAN STANLEY DEAN WITTER
Lawrence Raiman                                 Gregory Whyte
(212) 538-2380                                  (212) 761-6331

DEUTSCHE BANC ALEX. BROWN                       PRUDENTIAL SECURITIES
Louis Taylor                                    James Sullivan/ Michael Marron
(212) 469-4912                                  (212) 778-2515/ (212) 778-1724

FRIEDMAN, BILLINGS, RAMSEY & CO.                SALOMON SMITH BARNEY
David Loeb                                      Jonathan Litt/ Gary Boston
(703) 469-1289                                  (212) 816-0231/ (212) 816-1383

GOLDMAN SACHS                                   WACHOVIA SECURITIES
Jim Kammert                                     Christopher Haley
(212) 855-0670                                  (443) 263-6773

GREEN STREET ADVISORS
James Sullivan
(949) 640-8780



                           COMPANY CONTACT INFORMATION

Mack-Cali Realty Corporation
Investor Relations Department
11 Commerce Drive
Cranford, New Jersey 07016-3599
PHONE: (908) 272-8000      WEB:    www.mack-cali.com
FAX:   (908) 272-6755      E-MAIL: investorrelations@mack-cali.com



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                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002

                            II. FINANCIAL HIGHLIGHTS







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                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002

                            II. FINANCIAL HIGHLIGHTS

                                QUARTERLY SUMMARY

Funds from operations (FFO), after adjustment for straight-lining of rents, for the quarter ended March 31, 2002 amounted to $65.9 million, or $0.92 per share, versus $63.7 million, or $0.89 per share, for the quarter ended March 31, 2001, a per share increase of 3.4 percent.

Cash available for distribution (CAD) for the first quarter 2002 equaled $57.0 million, or $0.80 per share, versus $55.5 million, or $0.78 per share, for the same quarter last year, a per share increase of 2.6 percent.

Total revenues for the first quarter 2002 decreased $4.7 million to $141.8 million from $146.5 million for the same quarter last year, a 3.2 percent decrease.

Net income for the first quarter 2002 equaled $40.6 million, or $0.70 per share, versus $16.7 million, or $0.29 per share, for the same quarter last year, a per share increase of 141.4 percent.

All per share amounts presented are on a diluted basis; basic per share information is included in the accompanying financial tables.

The Company had 57,197,440 shares of common stock, 7,951,775 common operating partnership units and 220,340 $1,000-face-value preferred operating partnership units outstanding as of quarter end. The outstanding preferred units are convertible into 6,359,019 common operating partnership units. Assuming conversion of all preferred units into common units, the Company had a total of 71,508,234 shares/common units outstanding at March 31, 2002.

As of March 31, 2002, the Company had total indebtedness of approximately $1.7 billion, with a weighted average annual interest rate of 7.1 percent. Mack-Cali had a total market capitalization of $4.2 billion and a debt-to-undepreciated assets ratio of 41.7 percent at March 31, 2002. The Company had an interest coverage ratio of 3.6 times for the quarter ended March 31, 2002.

The Company continues to focus its efforts on its strategy of selling non-core and non-strategic assets and using the proceeds to enhance its presence in the Northeast and Mid-Atlantic regions.

The following is a summary of the Company's recent activity:



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                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002

                                 PROPERTY SALES

In January, the Company sold 25 Martine Avenue, a 124-unit multi-family, residential property located in White Plains, New York, for approximately $18.1 million. The property was Mack-Cali's remaining multi-family, residential asset.

                                   DEVELOPMENT

Progress continues on the Company's three development projects at its Harborside Financial Center, located on the Hudson River Waterfront in Jersey City, New Jersey, as follows:

- Plaza 5, a 34-story, 980,000 square-foot class A office tower with a 1,270-car parking garage pedestal, is under construction and due to be completed by the end of 2002. The project is approximately 58 percent pre-leased;

- Plaza 10, a 19-story, 575,000 square-foot class A office building, is expected to be completed in late 2002. The building is 100 percent pre-leased to Charles Schwab & Co., Inc.; and

- Hyatt Regency South Pier Hotel is a 350-room luxury hotel that is being built on the south pier of Harborside through a joint venture between Mack-Cali and Hyatt. Completion of this project is anticipated by late 2002.

In addition, in the first quarter, the Company started development on a 95,000 square-foot build-to-suit office property at its Horizon Center Business Park in Hamilton Township, New Jersey. The project, which has been fully pre-leased to Verizon New Jersey, Inc. for 10 years, is expected to be completed by the end of 2002.

In April, the Company completed construction and placed in service 125 Clearbrook Road in Elmsford, New York. The 33,000 square-foot office/flex building is fully leased.


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                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002

                               LEASING INFORMATION

Mack-Cali's consolidated in-service portfolio was 93.9 percent leased at March 31, 2002, compared to 94.6 percent at December 31, 2001.

For the quarter ended March 31, 2002, the Company executed 182 leases totaling 1,217,608 square feet, consisting of 833,142 square feet of office space, 354,638 square feet of office/flex space and 29,828 square feet of industrial/warehouse space. Of these totals, 214,908 square feet were for new leases and 1,002,700 square feet were for lease renewals and other tenant retention transactions.

Highlights of the quarter's leasing transactions include:

- Public Service Electric and Gas renewed its lease of 46,191 square feet for five years at 20 Commerce Drive in Cranford, New Jersey. The 176,600 square-foot class A office building is 100 percent leased.

- McDonald's Corporation signed a new 10-year lease for 30,713 square feet at 105 Eisenhower Parkway in Roseland, New Jersey. The 220,000 square-foot class A office property is 64.8 percent leased.

- FujiFilm Medical Systems USA, Inc. signed a six-year renewal/expansion for its headquarters at 419 West Avenue in Stamford, Connecticut. With the expansion, FujiFilm now leases 100 percent of the 88,000 square-foot office/flex building.

- EM Industries, Inc., an affiliate of Merck KGaA, renewed its lease of 33,325 square feet at 7 Skyline Drive in Hawthorne, New York for six years. The 109,000 square-foot class A office building is 92.5 percent leased.

- Turner Investment Partners renewed its existing 12,270 square-foot lease and expanded by 27,374 square feet for eight years, consolidating its headquarters at 1205 Westlakes Drive in Berwyn, Pennsylvania. The 130,265 square-foot office property is 93.5 percent leased.

More recently, Garban Intercapital North America signed a 15-year lease expansion for 24,750 square feet at Plaza 5, one of the projects in development at the Company's Harborside Financial Center in Jersey City, New Jersey. With the expansion, Garban has leased a total of 136,201 square feet at Plaza 5, which is currently 57.8 percent leased.



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                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002

                               KEY FINANCIAL DATA


                                                          AS OF OR FOR THE THREE MONTHS ENDED
====================================================================================================================
                                         3/31/02         12/31/01         9/30/01          6/30/01          3/31/01
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
SHARES AND UNITS:
Common Shares Outstanding             57,197,440       56,712,270      56,333,692       56,299,124       56,961,704
Common Units Outstanding (a)          14,310,794       14,313,794      14,314,544       14,315,544       14,316,544
Combined Shares and Units             71,508,234       71,026,064      70,648,236       70,614,668       71,278,248
Weighted Average- Basic (b)           64,751,603       64,658,363      64,084,201       64,475,902       64,767,293
Weighted Average- Diluted (c)         71,461,464       71,383,413      70,761,541       71,043,756       71,353,163

COMMON SHARE PRICE ($'S):
At the end of the period                 34.6800          31.0200         31.0000          28.4800          27.0000
High during period                       34.9500          32.2000         32.0000          28.7000          28.5000
Low during period                        29.9000          28.3800         27.3000          25.7900          25.4900

MARKET CAPITALIZATION:
($'S IN THOUSANDS, EXCEPT RATIOS)
Market Value of Equity (d)             2,479,906        2,203,229       2,190,095        2,011,106        1,924,513
Total Debt                             1,720,864        1,700,150       1,714,418        1,720,800        1,662,184
Total Market Capitalization            4,200,770        3,903,379       3,904,513        3,731,906        3,586,697
Total Debt/ Total Market
  Capitalization                           40.97%           43.56%          43.91%           46.11%           46.34%

FINANCIALS:
($'S IN THOUSANDS, EXCEPT RATIOS
 AND PER SHARE AMOUNTS)
Total Assets                           3,768,371        3,746,770       3,728,839        3,759,919        3,681,059
Gross Book Value of Real Estate
  Assets                               3,811,356        3,791,076       3,736,121        3,781,334        3,711,631
Total Liabilities                      1,870,515        1,867,938       1,854,441        1,873,998        1,803,524
Total Minority Interests                 446,920          446,244         446,532          448,088          444,848
Total Stockholders' Equity             1,450,936        1,432,588       1,427,866        1,437,833        1,432,687
Total Revenues                           141,824          143,512         145,912          148,418          146,506
Capitalized Interest                       5,454            4,728           4,680            3,965            3,350
Scheduled Principal Payments                 786              767             786              769              756
Interest Coverage Ratio                     3.56             3.49            3.38             3.46             3.38
Fixed Charge Coverage Ratio                 2.56             2.59            2.55             2.65             2.63
Funds from Operations (e)                 65,882           66,274          64,328           66,172           63,723
FFO per Share--diluted (e)                  0.92             0.93            0.91             0.93             0.89
Cash Available for Distribution (f)       56,998           49,424          53,491           56,312           55,485
CAD per Share--diluted (f)                  0.80             0.69            0.76             0.79             0.78
Dividends Declared per Share                0.62             0.62            0.62             0.61             0.61
FFO Payout Ratio--diluted (e)              67.25%           66.78%          68.20%           65.49%           68.30%
CAD Payout Ratio--diluted (f)              77.73%           89.55%          82.02%           76.96%           78.45%

PORTFOLIO SIZE:
Properties                                   267              267             269              269              268
Total Square Footage                  28,640,016       28,371,640      28,732,553       28,528,468       28,644,723
Sq. Ft. Leased at End of Period (g)         93.9%            94.6%           95.1%            96.3%            96.4%
====================================================================================================================

(a)   Includes preferred units on a converted basis into common units.
(b) Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.
(c) Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).
(d) Includes preferred units on a converted basis into common units and minority interests in partially-owned properties.
(e) Funds from Operations ("FFO") is calculated in accordance with the National Association of Real Estate Investment Trusts (NAREIT) definition, as published in October 1999, after adjustment for straight-lining of rents and non-recurring charges.
(f) Cash Available for Distribution ("CAD") is defined as funds from operations, after adjustment for straight-lining of rents and non-recurring charges, minus non-incremental revenue generating tenant improvements, non-incremental revenue generating leasing commissions and recurring capital expenditures.
(g) Reflects square feet leased at the Company's consolidated in-service portfolio, excluding in-service development properties in lease-up.


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                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002

                         SAME STORE RESULTS AND ANALYSIS
                             (DOLLARS IN THOUSANDS)


====================================================================================================================
                                         FOR THE THREE MONTHS ENDED
                                                MARCH 31,
                                                                                               %
                                         2002               2001           CHANGE           CHANGE
--------------------------------------------------------------------------------------------------------------------
Property Revenues                       $131,748           $131,523          $225              0.2
Less: Straight-line rent
  adjustment                               2,492              3,479          (987)           (28.4)
                                 ---------------- ------------------ ------------- ----------------
Total Property Revenues                  129,256            128,044         1,212              0.9
  (excluding straight-line rent
  adjustment)

Real Estate Taxes                         14,266             13,892           374              2.7
Utilities                                  9,468             10,792        (1,324)           (12.3)
Operating Services                        14,398             15,848        (1,450)            (9.1)
                                 ---------------- ------------------ ------------- ----------------
Total Property Expenses:                  38,132             40,532        (2,400)            (5.9)

Net Operating Income                     $91,124            $87,512        $3,612              4.1
                                 ================ ================== ============= ================

Percentage Leased at
  Period End                                94.3%              96.5%
                                 ================ ==================

Total Properties:                            244

Total Square Footage:                 25,305,318

====================================================================================================================


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                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002

                      UNCONSOLIDATED JOINT VENTURES SUMMARY
                             (DOLLARS IN THOUSANDS)

                   BREAKDOWN OF UNCONSOLIDATED JOINT VENTURES


================================================================================================================================
                                                                                                                     COMPANY'S
                                                        NUMBER OF                             PERCENT    SQUARE      EFFECTIVE
JOINT VENTURE NAME                   PROPERTY           BUILDINGS         LOCATION             LEASED     FEET       OWNERSHIP %
--------------------------------------------------------------------------------------------------------------------------------
OFFICE PROPERTIES:
------------------
American Financial Exchange
  L.L.C.                     Harborside Plaza 10 (a)        1        Jersey City, NJ           100.0%     575,000      50.0%
HPMC                         Lava Ridge                     3        Roseville, CA              95.6%     183,200      50.0%
HPMC                         Stadium Gateway (b)            1        Anaheim, CA                49.6%     268,376      32.5%
G&G Martco                   Convention Plaza               1        San Francisco, CA          99.8%     305,618      50.0%
Ashford Loop Associates, LP  1001 South Dairy Ashford       1        Houston, TX                50.9%     130,000      20.0%
Ashford Loop Associates, LP  2100 West Loop South           1        Houston, TX                69.4%     168,000      20.0%
HPMC                         Pacific Plaza Phase I (c)      1        Daly City, CA              50.5%     369,682      32.5%


OFFICE/FLEX PROPERTIES:
-----------------------
Ramland Realty Associates,
  L.L.C.                     One Ramland Road               1        Orangeburg, NY             72.0%     232,000      50.0%

MULTI-USE:
----------
HPMC                         Pacific Plaza Phase II (d)     1        Daly City, CA             100.0%     100,740      32.5%
================================================================================================================================

(a) Property was being developed and not in service as of March 31, 2002. The joint venture also has a parking lot operation on adjacent land.
(b) Property was placed in service in January 2002 and is currently in lease-up.
(c) Property was placed in service in August 2001 and is currently in lease-up.
(d) Property consisting of a three-story theater and retail complex was being developed and not in service as of March 31, 2002.




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                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002

               UNCONSOLIDATED JOINT VENTURE FINANCIAL INFORMATION

The following is a summary of the financial position of the unconsolidated joint ventures in which the Company had investment interests as of March 31, 2002 and December 31, 2001:


                                                                               MARCH 31, 2002
                                         -------------------------------------------------------------------------------------------
                                                                     AMERICAN                             MC-SJP  HARBORSIDE
                                                                G&G  FINANCIAL RAMLAND  ASHFORD           MORRIS    SOUTH   COMBINED
                                       PRU-BETA 3     HPMC   MARTCO  EXCHANGE   REALTY     LOOP    ARCAP  REALTY     PIER      TOTAL
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Rental property, net                  $     -- $ 19,234 $  9,245  $ 97,130 $ 17,699 $ 37,197 $     -- $ 16,539  $ 76,737 $273,781
   Other assets                                59   19,493    2,710        65    2,709    1,185  576,536      165       100  603,022
------------------------------------------------------------------------------------------------------------------------------------
   Total assets                          $     59 $ 38,727 $ 11,955  $ 97,195 $ 20,408 $ 38,382 $576,536 $ 16,704  $ 76,837 $876,803
====================================================================================================================================
LIABILITIES AND PARTNERS'/MEMBERS'
CAPITAL:
   Mortgages and loans payable           $     -- $ 13,976 $ 50,000  $     -- $ 15,801 $     -- $323,966 $ 17,433  $ 45,144 $466,320
   Other liabilities                           --      493    1,249     6,635       99      349    2,303      103     5,391   16,622
   Partners'/members' capital                  59   24,258  (39,294)   90,560    4,508   38,033  250,267     (832)   26,302  393,861
------------------------------------------------------------------------------------------------------------------------------------
   Total liabilities and
   partners'/members' capital            $     59 $ 38,727 $ 11,955  $ 97,195 $ 20,408 $ 38,382 $576,536 $ 16,704  $ 76,837 $876,803
====================================================================================================================================
Company's net investment
   in unconsolidated
   joint ventures                        $     -- $ 25,299 $  2,726  $ 95,358 $  1,826 $  7,941 $ 15,129 $    186  $ 15,628 $164,093
------------------------------------------------------------------------------------------------------------------------------------

                                                                              DECEMBER 31, 2001
                                         -------------------------------------------------------------------------------------------
                                                                     AMERICAN                             MC-SJP  HARBORSIDE
                                                                G&G  FINANCIAL RAMLAND  ASHFORD           MORRIS    SOUTH   COMBINED
                                       PRU-BETA 3     HPMC   MARTCO  EXCHANGE   REALTY     LOOP    ARCAP  REALTY     PIER      TOTAL
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Rental property, net                  $     -- $ 19,556 $  9,598  $ 81,070 $ 18,119 $ 37,359 $     -- $ 16,607  $ 63,236 $245,545
   Other assets                               732   20,267    2,163       120    4,822    1,132  595,937      107       100  625,380
------------------------------------------------------------------------------------------------------------------------------------
   Total assets                          $    732 $ 39,823 $ 11,761  $ 81,190 $ 22,941 $ 38,491 $595,937 $ 16,714  $ 63,336 $870,925
====================================================================================================================================
LIABILITIES AND PARTNERS'/MEMBERS'
CAPITAL:
   Mortgages and loans payable           $     -- $ 13,976 $ 50,000  $     -- $ 15,974 $     -- $324,819 $ 16,795  $ 34,107 $455,671
   Other liabilities                           --      897    1,196     9,667       83      949    3,736      103     2,927   19,558
   Partners'/members' capital                 732   24,950  (39,435)   71,523    6,884   37,542  267,382     (184)   26,302  395,696
------------------------------------------------------------------------------------------------------------------------------------
   Total liabilities and
   partners'/members' capital            $    732 $ 39,823 $ 11,761  $ 81,190 $ 22,941 $ 38,491 $595,937 $ 16,714  $ 63,336 $870,925
====================================================================================================================================
Company's net investment
   in unconsolidated
   joint ventures                        $    350 $ 24,545 $  2,795  $ 74,651 $  3,014 $  7,809 $ 17,897 $    183  $ 15,296 $146,540
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the three month periods ended March 31, 2002 and 2001:

                                                                          THREE MONTHS ENDED MARCH 31, 2002
                         -----------------------------------------------------------------------------------------------------------
                                                              AMERICAN                                  MC-SJP  HARBORSIDE
                                                         G&G  FINANCIAL  RAMLAND   ASHFORD              MORRIS    SOUTH    COMBINED
                              PRU-BETA 3      HPMC    MARTCO  EXCHANGE    REALTY      LOOP    ARCAP     REALTY     PIER       TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Total revenues                  $      1  $  1,308  $  3,405  $      3  $    973  $  1,031  $ 21,350  $     --    $    --  $ 28,071
Operating and other expenses           6      (392)     (853)       (9)   (1,856)     (448)  (24,253)     (315)        --   (28,120)
Depreciation and amortization         --      (385)     (406)      (10)   (1,303)     (162)       --        --         --    (2,266)
Interest expense                      --      (151)     (505)       --      (190)       --    (8,244)     (638)        --    (9,728)
------------------------------------------------------------------------------------------------------------------------------------
Net income                      $      7  $    380  $  1,641  $    (16) $ (2,376) $    421  $(11,147) $   (953)  $     --  $(12,043)
====================================================================================================================================
Company's equity in (loss)
   earnings of Unconsolidated
   joint ventures               $    (13) $  1,315  $    681  $    (16) $ (1,188) $    132  $ (2,216)   $   --   $     --  $ (1,305)
------------------------------------------------------------------------------------------------------------------------------------

                                                                  THREE MONTHS ENDED MARCH 31, 2001
                         -----------------------------------------------------------------------------------------------------------
                                                              AMERICAN                                  MC-SJP  HARBORSIDE
                                                         G&G  FINANCIAL  RAMLAND   ASHFORD              MORRIS    SOUTH    COMBINED
                              PRU-BETA 3      HPMC    MARTCO  EXCHANGE    REALTY      LOOP    ARCAP     REALTY     PIER       TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Total revenues                  $  1,253  $  5,512  $  2,721  $    220  $    969  $  1,574  $ 19,354  $     --   $     --  $ 31,603
Operating and other expenses        (413)     (729)     (805)      (33)     (343)     (717)   (1,841)       --         --    (4,881)
Depreciation and amortization       (293)   (1,823)     (389)      (15)     (246)     (231)       --        --         --    (2,997)
Interest expense                      --    (1,376)     (985)       --      (356)       --    (3,014)       --         --    (5,731)
------------------------------------------------------------------------------------------------------------------------------------
Net income                      $    547  $  1,584  $    542  $    172  $     24  $    626  $ 14,499  $     --   $     --  $ 17,994
====================================================================================================================================
Company's equity in (loss)
   earnings of Unconsolidated
   joint ventures               $    258  $  2,152  $    171  $    172  $     59  $     97  $    500  $     --   $     --  $  3,409
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002

                             SELECT FINANCIAL RATIOS


================================================================================
RATIOS COMPUTED FOR INDUSTRY                      MARCH 31,
COMPARISONS:                              2002               2001
--------------------------------------------------------------------------------
FINANCIAL POSITION RATIOS:
-------------------------
Total Debt/ Total Book                    45.67%             45.16%
   Capitalization
   (BOOK VALUE) (%)

Total Debt/ Total Market                  40.97%             46.34%
   Capitalization
   (MARKET VALUE) (%)

Total Debt/ Total Undepreciated           41.65%             41.43%
   Assets (%)

Secured Debt/ Total Undepreciated         13.14%             11.98%
   Assets (%)

--------------------------------------------------------------------------------


================================================================================
                                             THREE MONTHS ENDED
                                                   MARCH 31,
                                           2002               2001
--------------------------------------------------------------------------------

OPERATIONAL RATIOS:
------------------
Interest Coverage                           3.56               3.38
(FUNDS FROM OPERATIONS+INTEREST
    EXPENSE)/INTEREST EXPENSE (X)

Debt Service Coverage                       3.45               3.29
   (FUNDS FROM OPERATIONS +
   INTEREST EXPENSE)/(INTEREST
   EXPENSE + PRINCIPAL AMORT.) (X)

Fixed Charge Coverage                       2.56               2.63
   (FUNDS FROM OPERATIONS +
   INTEREST EXPENSE)/(INTEREST
   EXPENSE + CAPITALIZED INTEREST+PREF.
   DIV. +PRIN. AMORT.+GROUND LEASE
   PAYMENTS)(X)

FFO Payout                                67.25%             68.30%
   (DIVIDENDS DECLARED/FUNDS FROM
   OPERATIONS (%))

CAD Payout                                77.73%             78.45%
   (DIVIDENDS DECLARED/ CASH
   AVAILABLE FOR DISTRIBUTION (%))

================================================================================



-------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002

                                  DEBT ANALYSIS
                             (AS OF MARCH 31, 2002)

                                 DEBT BREAKDOWN
                             (DOLLARS IN THOUSANDS)


===================================================================================================================
                                                                          WEIGHTED AVERAGE         WEIGHTED AVERAGE
                                             BALANCE       % OF TOTAL     INTEREST RATE (A)       MATURITY IN YEARS
-------------------------------------------------------------------------------------------------------------------
Fixed Rate Secured Debt                   $  510,721           29.68%           7.11%                    3.43
Fixed Rate Unsecured Notes                 1,096,965           63.74%           7.51%                    5.26
Variable Rate Secured Debt                    32,178            1.87%           2.74%                    6.83
Variable Rate Unsecured Debt                  81,000            4.71%           2.70%                    1.23
-------------------------------------------------------------------------------------------------------------------

TOTALS/WEIGHTED AVERAGE:                  $1,720,864          100.00%           7.07%                    4.55
===================================================================================================================


                                FUTURE REPAYMENTS
                             (DOLLARS IN THOUSANDS)

===================================================================================================================
                                            SCHEDULED       PRINCIPAL                WEIGHTED AVERAGE INTEREST RATE
PERIOD                                   AMORTIZATION      MATURITIES        TOTAL      OF FUTURE REPAYMENTS (A)
-------------------------------------------------------------------------------------------------------------------
2002                                           $3,211      $       --    $    3,211               7.72%
2003                                            4,145         273,094       277,239               5.97%
2004                                            2,922         309,863       312,785               7.34%
2005                                            2,066         253,178       255,244               7.13%
2006                                              222         220,000       220,222               7.06%
Thereafter                                         58         656,542       656,600               7.36%
-------------------------------------------------------------------------------------------------------------------
Sub-total                                      12,624       1,712,677     1,725,301               7.07%
Adjustment for unamortized debt
   discount/premium, net, as
   of March 31, 2002                           (4,437)             --        (4,437)                --
-------------------------------------------------------------------------------------------------------------------

TOTALS/WEIGHTED AVERAGE:                       $8,187      $1,712,677    $1,720,864               7.07%
===================================================================================================================



(a) Actual weighted average LIBOR contract rates relating to the Company's outstanding debt as of March 31, 2002 of 1.95 percent was used in calculating revolving credit facility and other variable rate debt interest rates.


-------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002

                                 DEBT MATURITIES
                             (DOLLARS IN THOUSANDS)


---------------------------------------------------------------------------------------------------------------------------------
                         2002      2003      2004      2005       2006      2007    2008      2009     2010     2011      TOTALS
---------------------------------------------------------------------------------------------------------------------------------
SECURED DEBT:
------------
Mack-Cali Willowbrook           $ 6,811                                                                                  $ 6,811
400 Chestnut Ridge                        $ 9,863                                                                          9,863
Mack-Cali Centre VI                                $ 35,000                                                               35,000
Prudential Portfolio                                150,000                                                              150,000
Mack-Cali
  Bridgewater I                                      23,000                                                               23,000
Mack-Cali
  Woodbridge II                                      17,500                                                               17,500
Mack-Cali Short Hills                                22,089                                                               22,089
500 West Putnam Ave                                   5,589                                                                5,589
Harborside Financial
   Center- Plaza 1                                             $75,358                                                    75,358
Harborside Financial
   Center- Plazas 2 & 3                                        144,642                                                   144,642
Mack-Cali Airport                                                         $9,364                                           9,364
Kemble Plaza I                                                                             $32,178                        32,178
---------------------------------------------------------------------------------------------------------------------------------
TOTAL SECURED DEBT:        --   $ 6,811   $ 9,863  $253,178   $220,000    $9,364      --   $32,178       --        --  $ 531,394
=================================================================================================================================

UNSECURED DEBT:
---------------
Unsecured credit facility       $81,000                                                                                 $ 81,000
  7.180% unsecured notes
   due 12/03                    185,283                                                                                   185,283
  7.000% unsecured notes
   due 3/04                              $300,000                                                                         300,000
  7.250% unsecured notes
   due 3/09                                                                               $300,000                        300,000
  7.835% unsecured notes
   due 12/10                                                                                        $15,000                15,000
  7.750% unsecured notes
   due 2/11                                                                                                  $300,000     300,000
----------------------------------------------------------------------------------------------------------------------------------
TOTAL UNSECURED DEBT:      --  $266,283  $300,000        --         --        --      --  $300,000  $15,000  $300,000  $1,181,283
==================================================================================================================================
TOTAL DEBT:                --  $273,094  $309,863  $253,178   $220,000    $9,364      --  $332,178  $15,000  $300,000  $1,712,677
==================================================================================================================================


-------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002

                                   DEBT DETAIL
                             (DOLLARS IN THOUSANDS)


                                                                                       PRINCIPAL BALANCE AT
                                                                 EFFECTIVE             --------------------
                                                                 INTEREST            MARCH 31,      DECEMBER 31,      DATE OF
PROPERTY NAME                    LENDER                            RATE                2002            2001          MATURITY
===============================================================================================================================
SENIOR UNSECURED NOTES: (a)
---------------------------
7.180% Senior Unsecured Notes    public debt                       7.230%           $ 185,283       $  185,283        12/31/03
7.000% Senior Unsecured Notes    public debt                       7.270%             299,844          299,824        03/15/04
7.250% Senior Unsecured Notes    public debt                       7.490%             298,365          298,307        03/15/09
7.835% Senior Unsecured Notes    public debt                       7.950%              15,000           15,000        12/15/10
7.750% SENIOR UNSECURED NOTES    PUBLIC DEBT                       7.930%             298,473          298,429        02/15/11
------------------------------------------------------------------------------------------------------------------------------
TOTAL SENIOR UNSECURED NOTES:                                                      $1,096,965       $1,096,843
===============================================================================================================================

REVOLVING CREDIT FACILITIES:
---------------------------
2000 UNSECURED FACILITY (b)      22 LENDERS                 LIBOR+ 0.800%          $   81,000       $   59,500        06/22/03
------------------------------------------------------------------------------------------------------------------------------
TOTAL REVOLVING CREDIT FACILITIES:                                                 $   81,000       $   59,500
===============================================================================================================================

PROPERTY MORTGAGES:
------------------
Mack-Cali Willowbrook            CIGNA                             8.670%          $    8,371       $    8,598        10/01/03
400 Chestnut Ridge               Prudential Insurance Co.          9.440%              12,396           12,646        07/01/04
Mack-Cali Centre VI              Principal Life Insurance Co.      6.865%              35,000           35,000        04/01/05
Various (c)                      Prudential Insurance Co.          7.100%             150,000          150,000        05/15/05
Mack-Cali Bridgewater I          New York Life Ins. Co.            7.000%              23,000           23,000        09/10/05
Mack-Cali Woodbridge II          New York Life Ins. Co.            7.500%              17,500           17,500        09/10/05
Mack-Cali Short Hills            Prudential Insurance Co.          7.740%              25,037           25,218        10/01/05
500 West Putnam Avenue           New York Life Ins. Co.            6.520%               9,064            9,273        10/10/05
Harborside - Plaza 1             U.S. West Pension Trust           5.610%              58,922           57,978        01/01/06
Harborside - Plazas 2 and 3      Northwestern/Principal            7.363%             161,078          162,022        01/01/06
Mack-Cali Airport                Allstate Life Insurance Co.       7.050%              10,353           10,394        04/01/07
KEMBLE PLAZA I                   MITSUBISHI TR & BK CO.      LIBOR+0.650%              32,178           32,178        01/31/09
------------------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY MORTGAGES:                                                          $  542,899       $  543,807
===============================================================================================================================

TOTAL DEBT:                                                                        $1,720,864       $1,700,150
===============================================================================================================================


(a) Interest rate for unsecured notes reflects effective rate of debt, including cost of terminated treasury lock agreements (if any), offering and other transaction costs and the discount on the notes, as applicable.
(b)      Total borrowing capacity under this facility is $800.0 million.
(c) The Company has the option to convert the mortgage loan, which is secured by 12 properties, to unsecured debt, subject to, amongst other things, the Company having an investment grade rating from two rating agencies (at least one of which must be from S&P or Moody's) at the time of conversion.


-------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002

                            III. FINANCIAL STATEMENTS

























-------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002

                            III. FINANCIAL STATEMENTS

                  MACK-CALI REALTY CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


===============================================================================================

                                                                       THREE MONTHS ENDED
                                                                           MARCH 31,
REVENUES                                                               2002         2001
-----------------------------------------------------------------------------------------------
Base rents                                                         $ 126,457    $ 125,376
Escalations and recoveries from tenants                               13,270       14,762
Parking and other                                                      3,064        2,346
Equity in (loss) earnings of unconsolidated joint ventures            (1,305)       3,409
Interest income                                                          338          613
-----------------------------------------------------------------------------------------------
     Total revenues                                                  141,824      146,506
-----------------------------------------------------------------------------------------------

EXPENSES
-----------------------------------------------------------------------------------------------
Real estate taxes                                                     15,333       15,287
Utilities                                                             10,130       11,956
Operating services                                                    16,198       17,879
General and administrative                                             6,705        6,010
Depreciation and amortization                                         23,953       23,484
Interest expense                                                      26,359       28,365
-----------------------------------------------------------------------------------------------
     Total expenses                                                   98,678      102,981
-----------------------------------------------------------------------------------------------
Income before realized gains and unrealized losses on
disposition of rental                                                 43,146       43,525
   property and minority interest
Realized gains and unrealized losses on disposition of rental
   property, net                                                       7,098      (20,563)
-----------------------------------------------------------------------------------------------
Income before minority interest                                       50,244       22,962
Minority interest in Operating Partnership                             9,629        6,224
-----------------------------------------------------------------------------------------------

Net income                                                         $  40,615    $  16,738
===============================================================================================

PER SHARE DATA:
Basic earnings per share                                           $    0.72    $    0.29

Diluted earnings per share                                         $    0.70    $    0.29

Dividends declared per common share                                $    0.62    $    0.61
-----------------------------------------------------------------------------------------------

Basic weighted average shares outstanding                             56,799       56,807

Diluted weighted average shares outstanding                           71,461       64,994
-----------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002

                  MACK-CALI REALTY CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


=============================================================================================================

                                                                                     MARCH 31,   DECEMBER 31,
ASSETS                                                                                    2002           2001
-------------------------------------------------------------------------------------------------------------
Rental property
     Land and leasehold interests                                                   $  479,914     $  479,358
     Buildings and improvements                                                      2,781,630      2,751,453
     Tenant improvements                                                               139,385        140,071
     Furniture, fixtures and equipment                                                   7,268          7,189
-------------------------------------------------------------------------------------------------------------
                                                                                     3,408,197      3,378,071
Less - accumulated depreciation and amortization                                      (363,271)      (350,705)
-------------------------------------------------------------------------------------------------------------
                                                                                     3,044,926      3,027,366
Rental property held for sale, net                                                     376,141        384,626
-------------------------------------------------------------------------------------------------------------
        Net investment in rental property                                            3,421,067      3,411,992
Cash and cash equivalents                                                                2,136         12,835
Investments in unconsolidated joint ventures                                           164,093        146,540
Unbilled rents receivable, net                                                          63,572         60,829
Deferred charges and other assets, net                                                 104,951        101,499
Restricted cash                                                                          7,401          7,914
Accounts receivable, net of allowance for doubtful accounts
     of $834 and $752                                                                    5,151          5,161
-------------------------------------------------------------------------------------------------------------

TOTAL ASSETS                                                                        $3,768,371     $3,746,770
=============================================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
-------------------------------------------------------------------------------------------------------------
Senior unsecured notes                                                              $1,096,965     $1,096,843
Revolving credit facilities                                                             81,000         59,500
Mortgages and loans payable                                                            542,899        543,807
Dividends and distributions payable                                                     44,346         44,069
Accounts payable and accrued expenses                                                   61,189         64,620
Rents received in advance and security deposits                                         34,724         33,512
Accrued interest payable                                                                 9,392         25,587
-------------------------------------------------------------------------------------------------------------
     Total liabilities                                                               1,870,515      1,867,938
-------------------------------------------------------------------------------------------------------------

Minority interest in Operating Partnership                                             446,920        446,244

Commitments and contingencies

STOCKHOLDERS' EQUITY:
Preferred stock, 5,000,000 shares authorized, none issued                                   --             --
Common stock, $0.01 par value, 190,000,000 shares authorized,
     57,197,440 and 56,712,270 shares outstanding                                          572            567
Additional paid-in capital                                                           1,514,965      1,501,623
Dividends in excess of net earnings                                                    (59,764)       (64,906)
Unamortized stock compensation                                                          (4,837)        (4,696)
-------------------------------------------------------------------------------------------------------------
     Total stockholders' equity                                                      1,450,936      1,432,588
-------------------------------------------------------------------------------------------------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                          $3,768,371     $3,746,770
=============================================================================================================



-------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002

                  MACK-CALI REALTY CORPORATION AND SUBSIDIARIES
            CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                                 (IN THOUSANDS)


===================================================================================================================================

                                                                          ADDITIONAL     DIVIDENDS IN     UNAMORTIZED        TOTAL
                                                      COMMON STOCK           PAID-IN        EXCESS OF           STOCK STOCKHOLDERS'
                                                  SHARES     PAR VALUE       CAPITAL     NET EARNINGS    COMPENSATION       EQUITY
-----------------------------------------------------------------------------------------------------------------------------------
Balance at January 1, 2002                        56,712    $       567   $ 1,501,623    $   (64,906)   $    (4,696)   $ 1,432,588
   Net income                                         --             --            --         40,615             --         40,615
   Dividends                                          --             --            --        (35,473)            --        (35,473)
   Redemption of common units for
    shares of common stock                             3             --            80             --             --             80
   Proceeds from stock options exercised             488              5        12,734             --             --         12,739
   Deferred compensation plan for directors           --             --            41             --             --             41
   Amortization of stock compensation                 --             --            --             --            498            498
   Adjustment to fair value of restricted stock       --             --           639             --           (639)            --
   Repurchase of common stock                         (5)            --          (152)            --             --           (152)
-----------------------------------------------------------------------------------------------------------------------------------

BALANCE AT MARCH 31, 2002                         57,198    $       572   $ 1,514,965    $   (59,764)   $    (4,837)   $ 1,450,936
===================================================================================================================================




-------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002

                     STATEMENTS OF FUNDS FROM OPERATIONS AND
                         CASH AVAILABLE FOR DISTRIBUTION
                  (IN THOUSANDS, EXCEPT PER SHARE/UNIT AMOUNTS)


                                                                      THREE MONTHS ENDED
                                                                            MARCH 31,
=========================================================================================
                                                                        2002         2001
-----------------------------------------------------------------------------------------
Income before realized gains and unrealized losses on
   Disposition of rental property, and minority interest           $ 43,146     $ 43,525
     Add:  Real estate-related depreciation and amortization (a)     24,449       24,003
     Deduct: Adj. to rental income for straight-lining of
                rents (b)                                            (1,713)      (3,805)
-----------------------------------------------------------------------------------------
Funds from operations (c), after adjustment for
   Straight-lining of rents                                        $ 65,882     $ 63,723
-----------------------------------------------------------------------------------------
Deduct:
Non-incremental revenue generating capital expenditures:
     Capital expenditures                                              (318)        (913)
     Tenant improvements and leasing commissions                     (8,566)      (7,325)
-----------------------------------------------------------------------------------------
Cash available for distribution                                    $ 56,998     $ 55,485
=========================================================================================

Basic weighted average shares/units outstanding (d)                  64,751       64,767
Diluted weighted average shares/units outstanding (e)                71,461       71,353

PER SHARE/UNIT - BASIC(f):
     Funds from operations                                         $   0.96     $   0.92
     Cash available for distribution                               $   0.82     $   0.80

PER SHARE/UNIT - DILUTED:
     Funds from operations                                         $   0.92     $   0.89
     Cash available for distribution                               $   0.80     $   0.78

Dividend per common share                                          $   0.62     $   0.61

DIVIDEND PAYOUT RATIOS:
     Funds from operations-diluted                                    67.25%       68.30%
     Cash available for distribution-diluted                          77.73%       78.45%
=========================================================================================




(a) Includes the Company's share from unconsolidated joint ventures of $714 and $721 for the three months ended March 31, 2002 and 2001, respectively.

(b) Includes the Company's share from unconsolidated joint ventures of ($1,047) and $35 for the three months ended March 31, 2002 and 2001, respectively.

(c) Funds from operations for both periods are calculated in accordance with the National Association of Real Estate Investment Trusts (NAREIT) definition, as published in October 1999.

(d) Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.

(e) Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).

(f) Amounts calculated after deduction for distributions to preferred unitholders of $3,943 and $3,879 for the three months ended March 31, 2002 and 2001, respectively.


-------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002

                 RECONCILIATION OF BASIC-TO-DILUTED SHARES/UNITS
                                 (IN THOUSANDS)

The following schedule reconciles the Company's basic weighted average shares outstanding to basic and diluted weighted average shares/units outstanding:


======================================================================
                                                    THREE MONTHS ENDED
                                                         MARCH 31,
                                                       2002     2001
----------------------------------------------------------------------
Basic weighted average shares outstanding:           56,799   56,807
Add: Weighted average common units                    7,952    7,960
----------------------------------------------------------------------
Basic weighted average shares/units:                 64,751   64,767
Add: Weighted average preferred units
        (after conversion to common units)            6,359    6,359
        Stock options                                   351      227
----------------------------------------------------------------------

Diluted weighted average shares/units outstanding:   71,461   71,353
======================================================================


-------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002

                           IV. VALUE CREATION PIPELINE

--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002

                           IV. VALUE CREATION PIPELINE

                         OPERATING PROPERTY ACQUISITIONS
                             (DOLLARS IN THOUSANDS)

                    FOR THE THREE MONTHS ENDED MARCH 31, 2002

                                  No Activity.

                      FOR THE YEAR ENDED DECEMBER 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
ACQUISITION                                                                                     # OF       RENTABLE    INVESTMENT BY
     DATE          PROPERTY/PORTFOLIO NAME           LOCATION                                  BLDGS.     SQUARE FEET   COMPANY (a)
------------------------------------------------------------------------------------------------------------------------------------
OFFICE
04/06/01     4 & 6 Campus Drive                      Parsippany, Morris County, NJ                2         295,766        $48,404
11/06/01     9 Campus Drive (b)                      Parsippany, Morris County, NJ                1         156,495         15,073
------------------------------------------------------------------------------------------------------------------------------------
TOTAL OFFICE PROPERTY ACQUISITIONS:                                                               3         452,261        $63,477
------------------------------------------------------------------------------------------------------------------------------------

OFFICE/FLEX
02/14/01     31 & 41 Twosome Drive (c)(d)            Moorestown, Burlington County, NJ            2         127,250        $ 7,155
04/27/01     1245 & 1247 N. Church Street,
             2 Twosome Drive (c)(d)                  Moorestown, Burlington County, NJ            3         154,200         11,083
08/03/01     5 & 6 Skyline Drive                     Hawthorne, Westchester County, NY            2         168,177         14,846
------------------------------------------------------------------------------------------------------------------------------------
TOTAL OFFICE/FLEX PROPERTY ACQUISITIONS:                                                          7         449,627        $33,084
------------------------------------------------------------------------------------------------------------------------------------

TOTAL OPERATING PROPERTY ACQUISITIONS:                                                           10         901,888        $96,561
====================================================================================================================================

SEE FOOTNOTES TO THE ABOVE SCHEDULES ON PAGE 29.

--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002

                          PROPERTIES PLACED IN SERVICE
                             (DOLLARS IN THOUSANDS)

                    FOR THE THREE MONTHS ENDED MARCH 31, 2002

                                  No Activity.

                      FOR THE YEAR ENDED DECEMBER 31, 2001

--------------------------------------------------------------------------------------------------------------------------------
DATE PLACED                                                                            # OF       RENTABLE      INVESTMENT BY
  IN SERVICE   PROPERTY/PORTFOLIO NAME                 LOCATION                       BLDGS.     SQUARE FEET      COMPANY (e)
--------------------------------------------------------------------------------------------------------------------------------
OFFICE
------
01/15/01       105 Eisenhower Parkway                  Roseland, Essex County, NJ        1         220,000        $47,328
03/01/01       8181 East Tufts Avenue                  Denver, Denver County, CO         1         185,254         34,993
--------------------------------------------------------------------------------------------------------------------------------

TOTAL PROPERTIES PLACED IN SERVICE:                                                      2         405,254        $82,321
================================================================================================================================

(a) Unless otherwise noted, transactions were funded primarily through draws on the Company's credit facilities.
(b) The Company acquired the remaining 50 percent interest in this property from an unconsolidated joint venture. Investment by Company represents the net cost of acquiring the remaining interest.
(c) Transactions were funded primarily from net proceeds received in the sale of a rental property, as well as the Company's cash reserves and draws on the Company's credit facilities.
(d) The properties were acquired through the exercise of a purchase option obtained in the initial acquisition of the McGarvey portfolio in January 1998.
(e) Unless otherwise noted, development costs were funded primarily through draws on the Company's credit facilities.

--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002

                        SUMMARY OF CONSTRUCTION PROJECTS
                             (DOLLARS IN THOUSANDS)

                                                             ESTIMATED                             COSTS
                                                             PLACED IN    NUMBER                 INCURRED         TOTAL
                                               TYPE OF        SERVICE       OF      SQUARE FEET   THROUGH     ESTIMATED   CURRENT
          PROJECT            LOCATION          SPACE            DATE     BUILDINGS                3/31/02         COSTS  % LEASED
-----------------------------------------------------------------------------------------------------------------------------------
MAJORITY OWNED:
--------------
125 Clearbrook Road          Elmsford, NY      Office/Flex    2002-2Q        1           33,000  $  4,326      $  5,200     100.0%
Harborside Plaza 5           Jersey City, NJ   Office         2002-4Q        1          980,000   141,928       260,000      57.8%
600 Horizon Drive            Hamilton Twp, NJ  Office/Flex    2002-4Q        1           95,000       220        10,700     100.0%
-----------------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL:                                                                   3        1,108,000  $146,474      $275,900      62.7%
-----------------------------------------------------------------------------------------------------------------------------------
UNCONSOLIDATED JOINT
VENTURES:
--------
Pacific Plaza Phase II (a)   Daly City, CA     Retail/Theater 2002-2Q        1          100,740     2,366         2,366     100.0%
Hyatt Regency South Pier     Jersey City, NJ   Hotel          2002-3Q        1          280,000    15,628        18,000        n/a
(b)
Harborside Plaza 10 (c)      Jersey City, NJ   Office         2002-4Q        1          575,000    90,098       145,000     100.0%
-----------------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL:                                                                   3          955,740  $108,092      $165,366     100.0%
-----------------------------------------------------------------------------------------------------------------------------------

GRAND TOTAL:                                                                 6        2,063,740  $254,566      $441,266      80.0%
===================================================================================================================================

(a) The Costs Incurred and Total Estimated Costs reflect the Company's funding in this project. The total cost of the project is currently projected to be approximately $31.0 million.
(b) The Costs Incurred and Total Estimated Costs reflect the Company's funding in this project. The total cost of the project is currently projected to be approximately $103.0 million.
(c) The Costs Incurred and Total Estimated Costs reflect the Company's funding in this project. The total cost of the project is currently projected to be approximately $145.0 million.

                  SUMMARY OF DEVELOPMENT PROPERTIES IN LEASE-UP
                             (DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                    COSTS
                                                           PLACED IN     NUMBER                   INCURRED         TOTAL
                                              TYPE OF       SERVICE        OF       SQUARE         THROUGH     ESTIMATED   CURRENT
           PROJECT            LOCATION        SPACE          DATE       BUILDINGS    FEET          3/31/02         COSTS   % LEASED
-----------------------------------------------------------------------------------------------------------------------------------
UNCONSOLIDATED JOINT
VENTURES:
--------
Pacific Plaza Phase I (a)     Daly City, CA   Office         08/20/01       1        369,682       $6,822        $6,822      50.5%
Stadium Gateway (b)           Anaheim, CA     Office         01/27/02       1        268,376        2,680         2,680      49.6%
-----------------------------------------------------------------------------------------------------------------------------------

GRAND TOTAL:                                                                2        638,058       $9,502        $9,502      50.1%
===================================================================================================================================

(a) The Costs Incurred and Total Estimated Costs reflect the Company's funding in this project. The total cost of the project is currently projected to be approximately $89.4 million.
(b) The Costs Incurred and Total Estimated Costs reflect the Company's funding in this project. The total cost of the project is currently projected to be approximately $44.0 million.

--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002

                             SUMMARY OF LAND PARCELS

----------------------------------------------------------------------------------------------------------------------
                                                                                    DEVELOPMENT
                                                                                     POTENTIAL
SITE                                      TOWN/ CITY          STATE       ACRES       (SQ. FT.)      TYPE OF SPACE
----------------------------------------------------------------------------------------------------------------------
Horizon Center                              Hamilton            NJ         34.3         300,000    Office/Flex/Retail
American Financial Exchange (a)            Jersey City          NJ          3.6       1,225,000          Office
Harborside Financial Center (b)            Jersey City          NJ          6.5       3,113,500          Office
Mack-Cali Business Campus (c)         Parsippany & Hanover      NJ        110.0       1,350,000          Office
Morris V and VI (a)                        Parsippany           NJ         47.5         645,000          Office
Commercenter                                 Totowa             NJ          5.8          30,000       Office/Flex
Princeton Metro (c)                       West Windsor          NJ         10.0          97,000          Office
Princeton Overlook II                     West Windsor          NJ         10.0         149,500          Office
Cross Westchester Executive
   Park                                     Elmsford            NY          5.0          60,000       Office/Flex
Elmsford Distribution Center (d)            Elmsford            NY         14.5         100,000        Warehouse
Mid-Westchester Executive Park (d)          Hawthorne           NY          8.0          73,000       Office/Flex
One Ramland Road (a)                       Orangeburg           NY         20.0         100,000       Office/Flex
South Westchester Executive
   Park (d)                                  Yonkers            NY         60.0         500,000       Office/Flex
Airport Business Center                      Lester             PA         12.6         135,000          Office
Eastpoint II                                 Lanham             MD          4.8         122,000       Office/Hotel
Tri West Plaza II (d)                        Dallas             TX          4.5         500,000          Office
Hilltop Business Center (e)                 Littleton           CO          7.1         128,000          Office
Pacific Plaza Phase III (f)                 Daly City           CA          2.5         270,000          Office
----------------------------------------------------------------------------------------------------------------------

TOTALS                                                                    366.7       8,898,000
======================================================================================================================

(a)  Land owned by joint venture in which Mack-Cali is an equity partner.
(b)  In addition, there are 21 acres of riparian property.
(c) Land owned by Mack-Cali which is subject to a contribution agreement to a development joint venture.
(d)  Mack-Cali holds an option to purchase this land.
(e)  Land is currently held for sale.
(f) Unconsolidated joint venture, in which Mack-Cali is an equity partner, holds an option to purchase this land.

--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002

                              RENTAL PROPERTY SALES
                             (DOLLARS IN THOUSANDS)

                    FOR THE THREE MONTHS ENDED MARCH 31, 2002

------------------------------------------------------------------------------------------------------------------------------------
SALE                                                                 # OF                      NET SALES      NET BOOK    REALIZED
DATE            PROPERTY NAME          LOCATION                     BLDGS.        SIZE          PROCEEDS       VALUE    GAIN/ (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
RESIDENTIAL:
-----------
01/30/02        25 Martine Avenue      White Plains, Westchester
                                       County, NY                      1        124 units        $17,559       $10,461     $7,098
------------------------------------------------------------------------------------------------------------------------------------

TOTAL PROPERTY SALES:                                                  1        124 UNITS        $17,559       $10,461     $7,098
====================================================================================================================================

                      FOR THE YEAR ENDED DECEMBER 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  RENTABLE
SALE                                                                       # OF     SQUARE      NET SALES      NET BOOK   REALIZED
DATE            PROPERTY NAME              LOCATION                       BLDGS.     FEET       PROCEEDS        VALUE    GAIN/(LOSS)
------------------------------------------------------------------------------------------------------------------------------------
OFFICE:
------
06/01/01        1777 N.E. Loop 410         San Antonio, Bexar County, TX     1       256,137    $ 21,313       $ 16,703    $ 4,610
06/15/01        14511 Falling Creek        Houston, Harris County, TX        1        70,999       2,982          2,458        524
07/17/01        8214 Westchester           Dallas, Dallas County, TX         1        95,509       8,966          8,465        501
08/01/01        2600 Westown Parkway       West Des Moines, Polk
                                           County, IA                        1        72,265       5,165          5,570       (405)
09/26/01        1709 New York Avenue, NW   Washington, DC                    1       166,000      65,151         50,640     14,511
11/14/01        200 Concord Plaza Drive    San Antonio, Bexar County, TX     1       248,700      30,927         32,609     (1,682)
12/21/01        5225 Katy Freeway          Houston, Harris County, TX        1       112,213       6,887          7,393       (506)

RESIDENTIAL:
-----------
06/21/01        Tenby Chase Apartments     Delran, Burlington County, NJ     1     327 units      19,336          2,399     16,937

OTHER:
-----
04/03/01        North Pier-Harborside (a)  Jersey City, Hudson County, NJ   --           n/a       3,357          2,918        439
------------------------------------------------------------------------------------------------------------------------------------

TOTAL PROPERTY SALES:                                                        8     1,021,823    $164,084       $129,155    $34,929
====================================================================================================================================

(a) In connection with the sale of North Pier-Harborside, the Company provided to the purchaser a non-interest-bearing $2,027 note scheduled to mature in 2002.

--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002

                        V. PORTFOLIO/ LEASING STATISTICS

--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002

                        V. PORTFOLIO/ LEASING STATISTICS

                               LEASING STATISTICS
                   (FOR THE THREE MONTHS ENDED MARCH 31, 2002)

                        CONSOLIDATED IN-SERVICE PORTFOLIO

                             SUMMARY OF SPACE LEASED

---------------------------------------------------------------------------------------------------------------------------------
                                                                  LEASING ACTIVITY
                                               LEASED
                                   SQ. FT.    SQ. FT.       EXPIRING/                     NET        SQ. FT.      PCT.      PCT.
                                    LEASED  ACQUIRED/      ADJUSTMENT     INCOMING     LEASING        LEASED    LEASED    LEASED
REGION/MARKET                     12/31/01   SOLD (a)       SQ.FT.(b)       SQ.FT.    ACTIVITY       3/31/02   3/31/02  12/31/01
-----------------------------------------------------------------------------------------------------------------------------------
NORTHEAST

  Northern NJ                     9,380,571    111,894      (204,536)      235,356     30,820      9,523,285     95.2%     95.9%

  Central NJ                      2,629,946         --      (114,745)      105,024     (9,721)     2,620,225     94.2%     94.6%

  Westchester Co., NY             4,570,240         --      (264,508)      245,601    (18,907)     4,551,333     97.2%     97.6%

  Sub. Philadelphia               2,820,288         --      (232,156)      182,614    (49,542)     2,770,746     90.2%     91.8%

  Fairfield, CT                     649,363         --      (102,932)      101,190     (1,742)       647,621     96.3%     96.5%

  Washington, DC/MD                 444,699         --      (130,259)      130,259         --        444,699     98.7%     98.7%

  Rockland Co/Long Island, NY       582,508         --       (48,393)       48,393         --        582,508     98.5%     98.5%
                                ------------------------------------------------------------------------------------------------
TOTAL NORTHEAST                  21,077,615    111,894    (1,097,529)    1,048,437    (49,092)    21,140,417     95.0%     95.7%
                                ------------------------------------------------------------------------------------------------

SOUTHWEST/WEST/OTHER

  Texas                           1,560,270         --       (75,089)       81,455      6,366      1,566,636     82.9%     82.5%

  Colorado                        1,368,726    138,003       (33,972)       29,257     (4,715)     1,502,014     89.7%     92.0%

  San Francisco                     439,866         --       (15,329)       17,131      1,802        441,668     98.0%     97.6%

  Arizona                           416,967         --       (41,328)       41,328         --        416,967    100.0%    100.0%

  Other                             271,908         --       (10,229)           --    (10,229)       261,679     88.0%     91.4%
                                ------------------------------------------------------------------------------------------------
TOTAL SOUTHWEST/WEST/OTHER        4,057,737    138,003      (175,947)      169,171     (6,776)     4,188,964     88.6%     89.3%
                                ------------------------------------------------------------------------------------------------

COMPANY TOTALS                   25,135,352    249,897    (1,273,476)    1,217,608    (55,868)    25,329,381     93.9%     94.6%
                                ================================================================================================

--------------------------------------------------------------------------------------------------------------------------------

                 RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2001                           26,577,886
     Total sq. ft. of properties added this period                 405,254
                                                                ----------
Total sq. ft. as of March 31, 2002                              26,983,140
                                                                ==========

(a) Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b) Represents the square footage of leases expiring during the period, or scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002

                               LEASING STATISTICS
                   (FOR THE THREE MONTHS ENDED MARCH 31, 2002)

                  CONSOLIDATED IN-SERVICE PORTFOLIO (CONTINUED)

                         DETAIL OF TRANSACTION ACTIVITY

------------------------------------------------------------------------------------------------------------------------------------
DETAIL BY REGION/MARKET
                                                                                           SQ. FT.     WTD.      WTD.       LEASING
                                                        #  OF                SQ. FT.   RENEWED AND     AVG.      AVG.    COSTS  PER
                                                       TRANS-      TOTAL        NEW          OTHER     TERM      BASE   SQ. FT. PER
REGION/MARKET                        PROPERTY TYPE    ACTIONS    SQ. FT.     LEASES   RETAINED (a)   (YRS.)  RENT (b)      YEAR (c)
------------------------------------------------------------------------------------------------------------------------------------
NORTHEAST

  Northern NJ                               Office         19    207,957     52,151        155,806      3.9    $28.82         $1.69
                                       Office/Flex          4     27,399      5,000         22,399      4.0    $15.99         $2.19
  Central NJ                                Office          8     79,800     14,555         65,245      5.7    $24.77         $1.68
                                       Office/Flex          4     25,224         --         25,224      5.0    $16.10         $2.15
  Westchester Co., NY                       Office         22     84,858     12,860         71,998      5.0    $25.04         $1.31
                                       Office/Flex         16    130,915     14,675        116,240      4.2    $14.85         $0.69
                              Industrial/Warehouse          4     29,828        300         29,528      2.4    $11.09         $1.08
  Sub. Philadelphia                         Office          5     99,514      1,852         97,662      5.9    $26.76         $2.27
                                       Office/Flex          9     83,100     20,330         62,770      4.5     $9.01         $1.12
  Fairfield, CT                             Office          3     13,190         --         13,190      3.5    $25.40         $0.31
                                       Office/Flex          2     88,000         --         88,000      5.1    $16.88         $2.41
  Washington, DC/MD                         Office          2    130,259         --        130,259      3.4    $44.45         $2.36
  Rockland Co/Long Island, NY               Office          4     48,393     19,974         28,419      7.1    $21.81         $2.77
                                                      ------------------------------------------------------------------------------
TOTAL NORTHEAST                                           102  1,048,437    141,697        906,740      4.6    $24.12         $1.81
                                                      ------------------------------------------------------------------------------

SOUTHWEST/WEST/OTHER

  Texas                                     Office         24     81,455     48,899         32,556      4.1    $17.61         $1.91
  Colorado                                  Office          8     29,257     21,882          7,375      4.2    $17.15         $2.67
  San Francisco                             Office         47     17,131      2,430         14,701      3.7    $32.25         $2.11
  Other                                     Office          1     41,328         --         41,328      1.0    $23.00         $0.20
                                                      ------------------------------------------------------------------------------
TOTAL SOUTHWEST/WEST/OTHER                                 80    169,171     73,211         95,960      3.3    $20.33         $1.97
                                                      ------------------------------------------------------------------------------

COMPANY TOTALS                                            182  1,217,608    214,908      1,002,700      4.4    $23.60         $1.83
                                                      ==============================================================================

------------------------------------------------------------------------------------------------------------------------------------
DETAIL BY PROPERTY TYPE

                                            Office        143    833,142    174,603        658,539      4.4    $28.06         $2.01
                                       Office/Flex         35    354,638     40,005        314,633      4.6    $14.16         $1.49
                               Industrial/Warehouse         4     29,828        300         29,528      2.4    $11.09         $1.08
                                                      ------------------------------------------------------------------------------

COMPANY TOTALS                                            182  1,217,608    214,908      1,002,700      4.4    $23.60         $1.83
                                                      ==============================================================================

------------------------------------------------------------------------------------------------------------------------------------
TENANT RETENTION:              Leases Retained      62.7%
                               Sq. Ft. Retained     78.7%
------------------------------------------------------------------------------------------------------------------------------------

(a) "Other Retained" transactions include existing tenants' expansions and relocations within the same building.
(b) For Office/Flex properties, equals triple net rent plus common area costs and real estate taxes.
(c) Represents estimated workletter costs of $5,320,993 and commissions of $3,892,939 committed, but not necessarily expended, during the period for second generation space aggregating 1,186,895 square feet.

--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002

                               LEASING STATISTICS
                   (FOR THE THREE MONTHS ENDED MARCH 31, 2002)

                   UNCONSOLIDATED JOINT VENTURE PROPERTIES (a)

                             SUMMARY OF SPACE LEASED

--------------------------------------------------------------------------------------------------------------------------------
                                                              LEASING ACTIVITY
                                           LEASED
                              SQ. FT.      SQ. FT.    EXPIRING/                      NET      SQ. FT.         PCT.        PCT.
                               LEASED    ACQUIRED/   ADJUSTMENT    INCOMING      LEASING       LEASED       LEASED      LEASED
STATE                        12/31/01     SOLD (b)  SQ. FT. (c)     SQ. FT.     ACTIVITY      3/31/02      3/31/02    12/31/01
--------------------------------------------------------------------------------------------------------------------------------
New York                      167,000           --                                            167,000        72.0%       72.0%

Texas                         182,840           --               No Activity                  182,840        61.4%       61.4%

California                    480,228           --                                            480,228        98.2%       98.2%
                           -----------------------------------------------------------------------------------------------------

TOTALS                        830,068           --                                            830,068        81.5%       81.5%
                           =====================================================================================================

--------------------------------------------------------------------------------------------------------------------------------

                 RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2001                            1,018,818
     Total sq. ft. of properties added/sold this period                 --
                                                                 ---------
Total sq. ft. as of March 31, 2002                               1,018,818
                                                                 =========

                         DETAIL OF TRANSACTION ACTIVITY

                      No transaction activity this period.

(a) Unconsolidated Joint Venture Properties excludes in-service development properties in lease-up, aggregating 638,058 square feet.
(b) Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(c) Represents the square footage of leases expiring during the period or scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002

                             MARKET DIVERSIFICATION

The following table lists the Company's markets (MSAs), based on annualized contractual base rent of the Consolidated Properties:

                                                      ANNUALIZED            PERCENTAGE OF
                                                     BASE RENTAL                  COMPANY             TOTAL
                                                         REVENUE          ANNUALIZED BASE     PROPERTY SIZE      PERCENTAGE OF
MARKET (MSA)                                         ($) (a) (b)       RENTAL REVENUE (%)     RENTABLE AREA  RENTABLE AREA (%)
------------------------------------------------------------------------------------------------------------------------------
Newark, NJ (Essex-Morris-Union Counties)              86,459,504                    17.7          4,116,859               15.3
Bergen-Passaic, NJ                                    86,122,119                    17.6          4,530,091               16.8
New York, NY (Westchester-Rockland Counties)          85,499,562                    17.5          4,864,355               18.0
Jersey City, NJ                                       42,933,560                     8.8          2,094,470                7.8
Philadelphia, PA-NJ                                   41,424,595                     8.5          2,991,796               11.1
Denver, CO                                            18,538,915                     3.8          1,193,185                4.4
Middlesex-Somerset-Hunterdon, NJ                      15,795,196                     3.2            791,051                2.9
Trenton, NJ (Mercer County)                           13,768,955                     2.8            672,365                2.5
Dallas, TX                                            13,519,331                     2.8            863,954                3.2
San Francisco, CA                                     12,944,054                     2.7            450,891                1.7
Washington, DC-MD-VA                                  12,575,664                     2.6            450,549                1.7
Stamford-Norwalk, CT                                   9,096,452                     1.9            527,250                2.0
Monmouth-Ocean, NJ                                     7,227,460                     1.5            577,423                2.1
Houston, TX                                            6,726,425                     1.4            516,796                1.9
Nassau-Suffolk, NY                                     6,373,398                     1.3            292,849                1.1
Phoenix-Mesa, AZ                                       5,646,402                     1.2            416,967                1.5
San Antonio, TX                                        4,621,961                     0.9            435,465                1.6
Tampa-St. Petersburg-Clearwater, FL                    3,836,461                     0.8            297,429                1.1
Boulder-Longmont, CO                                   3,655,875                     0.7            270,421                1.0
Bridgeport, CT                                         3,125,492                     0.6            145,487                0.5
Colorado Springs, CO                                   2,961,797                     0.6            209,987                0.8
Dutchess County, NY                                    2,271,669                     0.5            118,727                0.4
Atlantic-Cape May, NJ                                  1,754,150                     0.4             80,344                0.3
Fort Worth-Arlington, TX                               1,135,230                     0.2             74,429                0.3
------------------------------------------------------------------------------------------------------------------------------

Totals                                               488,014,227                   100.0         26,983,140              100.0
==============================================================================================================================

(a)  Annualized base rental revenue is based on actual March 2002 billings times
     12. For leases whose rent commences after April 1, 2002, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical generally accepted accounting principles ("GAAP") results, historical results may differ from those set forth above.
(b) Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002

                            INDUSTRY DIVERSIFICATION

The following table lists the Company's 30 largest industry classifications based on annualized contractual base rent of the Consolidated Properties:

                                                      ANNUALIZED            PERCENTAGE OF                        PERCENTAGE OF
                                                     BASE RENTAL                  COMPANY           SQUARE       TOTAL COMPANY
                                                         REVENUE          ANNUALIZED BASE             FEET              LEASED
INDUSTRY CLASSIFICATION (a)                           ($) (a) (b)       RENTAL REVENUE (%)          LEASED         SQ. FT. (%)
------------------------------------------------------------------------------------------------------------------------------
Securities, Commodity Contracts & Other Financial      57,095,370                11.7             2,364,073                9.5
Manufacturing                                          45,586,886                 9.3             2,603,993               10.4
Telecommunications                                     32,201,126                 6.6             1,720,102                6.9
Computer System Design Svcs.                           31,863,428                 6.5             1,603,230                6.4
Insurance Carriers & Related Activities                31,408,673                 6.4             1,535,518                6.2
Legal Services                                         29,082,878                 6.0             1,247,459                5.0
Health Care & Social Assistance                        20,920,028                 4.3             1,089,878                4.4
Credit Intermediation & Related Activities             20,515,715                 4.2             1,168,430                4.7
Wholesale Trade                                        18,951,255                 3.9             1,297,140                5.2
Accounting/Tax Prep.                                   18,413,961                 3.8               797,386                3.2
Other Professional                                     17,610,950                 3.6               926,557                3.7
Information Services                                   14,388,377                 2.9               653,137                2.6
Retail Trade                                           13,491,508                 2.8               790,790                3.2
Publishing Industries                                  12,713,130                 2.6               556,167                2.2
Scientific Research/Development                        12,397,482                 2.5               695,614                2.8
Arts, Entertainment & Recreation                       10,681,455                 2.2               711,796                2.9
Real Estate & Rental & Leasing                         10,286,447                 2.1               498,762                2.0
Architectural/Engineering                               9,653,382                 2.0               453,505                1.8
Management of Companies & Finance                       9,432,900                 1.9               406,170                1.6
Other Services (except Public Administration)           8,997,725                 1.8               623,504                2.5
Advertising/Related Services                            8,932,596                 1.8               409,486                1.6
Transportation                                          7,186,753                 1.5               474,624                1.9
Management/Scientific                                   6,275,681                 1.3               284,450                1.1
Data Processing Services                                5,622,402                 1.2               245,756                1.0
Construction                                            4,956,749                 1.0               267,664                1.1
Educational Services                                    4,252,427                 0.9               224,103                0.9
Utilities                                               4,019,828                 0.8               185,257                0.7
Admin. & Support, Waste Mgt. & Remediation Svc.         3,743,431                 0.8               265,124                1.1
Specialized Design Services                             3,448,705                 0.7               159,192                0.6
Public Administration                                   3,351,039                 0.7               163,808                0.7
Other                                                  10,531,940                 2.2               528,710                2.1
------------------------------------------------------------------------------------------------------------------------------

Totals                                                488,014,227               100.0            24,951,385              100.0
==============================================================================================================================

(a) The Company's tenants are classified according to the U.S. Government's new North American Industrial Classification System (NAICS) which has replaced the Standard Industrial Code (SIC) system.
(b)  Annualized base rental revenue is based on actual March 2002 billings times
     12. For leases whose rent commences after April 1, 2002, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.
(c) Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002

                       CONSOLIDATED PORTFOLIO ANALYSIS (a)
                             (AS OF MARCH 31, 2002)

                        BREAKDOWN BY NUMBER OF PROPERTIES

                                                         PROPERTY TYPE:
--------------------------------------------------------------------------------------------------------------------------------
                                                                        STAND-
                            % OF  OFFICE/     % OF  INDUSTRIAL/  % OF    ALONE       % OF      LAND     % OF    TOTALS     % OF
STATE           OFFICE     TOTAL     FLEX    TOTAL   WAREHOUSE   TOTAL   RETAIL     TOTAL     LEASES   TOTAL   BY STATE   TOTAL
--------------------------------------------------------------------------------------------------------------------------------
New Jersey          72     27.9%       50     19.4%       --       --        --       --         1      0.4%      123     47.7%
New York            23      8.9%       39     15.0%        6      2.3%        2      0.8%        2      0.8%       72     27.8%
Pennsylvania        13      5.0%       --       --        --       --        --       --        --       --        13      5.0%
Connecticut          3      1.2%        5      1.9%       --       --        --       --        --       --         8      3.1%
Wash., D.C./
   Maryland          3      1.2%       --       --        --       --        --       --        --       --         3      1.2%
--------------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL
   NORTHEAST:      114     44.2%       94     36.3%        6      2.3%        2      0.8%        3      1.2%      219     84.8%
--------------------------------------------------------------------------------------------------------------------------------
Texas               12      4.7%       --       --        --       --        --       --        --       --        12      4.7%
Arizona              3      1.2%       --       --        --       --        --       --        --       --         3      1.2%
California           2      0.8%       --       --        --       --        --       --        --       --         2      0.8%
Colorado            21      8.1%       --       --        --       --        --       --        --       --        21      8.1%
Florida              1      0.4%       --       --        --       --        --       --        --       --         1      0.4%
--------------------------------------------------------------------------------------------------------------------------------
TOTALS
    BY TYPE:       153     59.4%       94     36.3%        6      2.3%        2      0.8%        3      1.2%      258    100.0%
================================================================================================================================

(a) Excludes 9 properties, aggregating approximately 1.7 million square feet, which are not consolidated by the Company.

--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002

                       CONSOLIDATED PORTFOLIO ANALYSIS(a)
                             (AS OF MARCH 31, 2002)

                           BREAKDOWN BY SQUARE FOOTAGE

                                 PROPERTY TYPE:

                                                    PROPERTY TYPE:
---------------------------------------------------------------------------------------------------------------------------------
                                                                                       STAND-
                                % OF      OFFICE/       % OF  INDUSTRIAL/     % OF      ALONE       % OF       TOTALS       % OF
STATE                OFFICE    TOTAL         FLEX      TOTAL   WAREHOUSE     TOTAL     RETAIL       TOTAL     BY STATE      TOTAL
---------------------------------------------------------------------------------------------------------------------------------
New Jersey       12,103,070    44.9%    2,277,531       8.4%          --        --         --          --   14,380,601      53.3%
New York          2,626,484     9.7%    2,244,747       8.3%     387,400      1.4%     17,300        0.1%    5,275,931      19.5%
Pennsylvania      1,473,798     5.5%           --         --          --        --         --          --    1,473,798       5.5%
Connecticut         399,737     1.5%      273,000       1.0%          --        --         --          --      672,737       2.5%
Wash., D.C./
   Maryland         450,549     1.7%           --         --          --        --         --          --      450,549       1.7%
---------------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL
   NORTHEAST     17,053,638    63.3%    4,795,278      17.7%     387,400      1.4%     17,300        0.1%   22,253,616      82.5%
---------------------------------------------------------------------------------------------------------------------------------

Texas             1,890,644     7.0%           --        --           --       --          --         --     1,890,644       7.0%
Arizona             416,967     1.5%           --        --           --       --          --         --       416,967       1.5%
California          450,891     1.7%           --        --           --       --          --         --       450,891       1.7%
Colorado          1,673,593     6.2%           --        --           --       --          --         --     1,673,593       6.2%
Florida             297,429     1.1%           --        --           --       --          --         --       297,429       1.1%
---------------------------------------------------------------------------------------------------------------------------------
TOTALS
  BY TYPE:       21,783,162    80.8%    4,795,278      17.7%     387,400      1.4%     17,300        0.1%   26,983,140     100.0%
=================================================================================================================================

(a) Excludes 9 properties, aggregating approximately 1.7 million square feet, which are not consolidated by the Company.

--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002

                       CONSOLIDATED PORTFOLIO ANALYSIS(a)
                           (YEAR ENDED MARCH 31, 2002)

                      BREAKDOWN BY BASE RENTAL REVENUE (b)
                             (DOLLARS IN THOUSANDS)

                                                         PROPERTY TYPE:
---------------------------------------------------------------------------------------------------------------------------------
                                                                          STAND-
                           % OF   OFFICE/     % OF  INDUSTRIAL/   % OF    ALONE       % OF      LAND     % OF    TOTALS     % OF
STATE           OFFICE    TOTAL      FLEX    TOTAL   WAREHOUSE    TOTAL   RETAIL     TOTAL     LEASES   TOTAL   BY STATE   TOTAL
---------------------------------------------------------------------------------------------------------------------------------
New Jersey     252,853    50.6%    18,100      3.6%        --        --        --       --      267     0.1%     271,220    54.3%
New York        57,443    11.5%    31,400      6.3%     3,700      0.7%       195     0.1%      258     0.1%      92,996    18.7%
Pennsylvania    31,128     6.2%        --        --        --        --        --       --       --       --      31,128     6.2%
Connecticut      8,867     1.8%     3,765      0.7%        --        --        --       --       --       --      12,632     2.5%
Wash., D.C./
   Maryland     13,939     2.8%        --        --        --        --        --       --       --       --      13,939     2.8%
---------------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL
   NORTHEAST:  364,230    72.9%    53,265     10.6%     3,700      0.7%       195     0.1%      525     0.2%     421,915    84.5%
---------------------------------------------------------------------------------------------------------------------------------

Texas           25,892     5.1%        --        --        --        --        --       --       --      --       25,892     5.1%
Arizona          5,703     1.1%        --        --        --        --        --       --       --      --        5,703     1.1%
California      16,256     3.3%        --        --        --        --        --       --       --      --       16,256     3.3%
Colorado        25,973     5.2%        --        --        --        --        --       --       --      --       25,973     5.2%
Florida          3,842     0.8%        --        --        --        --        --       --       --      --        3,842     0.8%
---------------------------------------------------------------------------------------------------------------------------------
TOTALS
   BY TYPE:    441,896    88.4%    53,265     10.6%     3,700      0.7%       195     0.1%      525     0.2%     499,581   100.0%
=================================================================================================================================

(a) Excludes 9 properties, aggregating approximately 1.7 million square feet, which are not consolidated by the Company.
(b) Total base rent for the twelve months ended March 31, 2002, determined in accordance with GAAP. Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenants' proportionate share of and/or increases in real estate taxes and certain costs, as defined, and the pass through of charges for electrical usage. For those properties acquired or placed in service during the twelve months ended March 31, 2002, amounts are annualized. These annualized amounts may not be indicative of the property's results had the Company owned or placed such property in service for the entire twelve months ended March 31, 2002.

-------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002

                       CONSOLIDATED PORTFOLIO ANALYSIS (a)
                             (AS OF MARCH 31, 2002)

                         BREAKDOWN BY PERCENTAGE LEASED

                                                      PROPERTY TYPE:
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     WEIGHTED AVG.
STATE                               OFFICE      OFFICE/FLEX        INDUSTRIAL/WAREHOUSE    STAND-ALONE RETAIL           BY STATE
-----------------------------------------------------------------------------------------------------------------------------------
New Jersey                          95.3%          91.6%                    --                     --                    94.7%
New York                            96.5%          98.0%                  98.7%                 100.0%                   97.3%
Pennsylvania                        88.0%            --                     --                     --                    88.0%
Connecticut                         95.3%          97.7%                    --                     --                    96.3%
Washington, D.C./ Maryland          98.7%            --                     --                     --                    98.7%
-----------------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL NORTHEAST                 94.9%          94.9%                  98.7%                 100.0%                   95.0%
-----------------------------------------------------------------------------------------------------------------------------------

Texas                               82.9%            --                     --                     --                    82.9%
Arizona                            100.0%            --                     --                     --                   100.0%
California                          98.0%            --                     --                     --                    98.0%
Colorado                            89.8%            --                     --                     --                    89.8%
Florida                             88.0%            --                     --                     --                    88.0%
-----------------------------------------------------------------------------------------------------------------------------------

WEIGHTED AVG. BY TYPE:              93.5%          94.9%                  98.7%                 100.0%                   93.9%
===================================================================================================================================

(a) Excludes 9 properties, aggregating approximately 1.7 million square feet, which are not consolidated by the Company, as well as multi-family residential and land lease properties.

-------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002

                                PROPERTY LISTING

                                OFFICE PROPERTIES

                                                                                             PERCENTAGE
                                                                                          OF TOTAL 2002
                                                                 PERCENTAGE       2002          OFFICE,          2002
                                                             NET     LEASED       BASE      OFFICE/FLEX       AVERAGE
                                                        RENTABLE      AS OF       RENT  AND INDUSTRIAL/     BASE RENT
PROPERTY                                       YEAR         AREA    3/31/02   ($000'S)        WAREHOUSE   PER SQ. FT.
LOCATION                                      BUILT    (SQ. FT.)     (%)(a)     (b)(c)    BASE RENT (%)    ($) (c)(d)
----------------------------------------------------------------------------------------------------------------------
ATLANTIC COUNTY, NEW JERSEY
EGG HARBOR
----------
100 Decadon Drive.....................          1987      40,422      100.0        862             0.17         21.33
200 Decadon Drive.....................          1991      39,922      100.0        732             0.15         18.34

BERGEN COUNTY, NEW JERSEY
FAIR LAWN
---------
17-17 Route 208 North.................          1987     143,000      100.0      3,281             0.66         22.94
FORT LEE
--------
One Bridge Plaza......................          1981     200,000       99.7      4,942             0.99         24.78
2115 Linwood Avenue...................          1981      68,000       99.7      1,685             0.34         24.85
LITTLE FERRY
------------
200 Riser Road........................          1974     286,628      100.0      2,475             0.50          8.63
MONTVALE
--------
95 Chestnut Ridge Road................          1975      47,700      100.0        567             0.11         11.89
135 Chestnut Ridge Road...............          1981      66,150      100.0      1,554             0.31         23.49
PARAMUS
-------
15 East Midland Avenue................          1988     259,823      100.0      6,725             1.35         25.88
461 From Road.........................          1988     253,554       99.8      6,039             1.21         23.87
650 From Road.........................          1978     348,510       90.5      6,724             1.35         21.32
140 Ridgewood Avenue .................          1981     239,680      100.0      5,245             1.05         21.88
61 South Paramus Avenue...............          1985     269,191       99.3      6,259             1.25         23.42
ROCHELLE PARK
-------------
120 Passaic Street....................          1972      52,000       99.6      1,381             0.28         26.66
365 West Passaic Street...............          1976     212,578       95.4      4,235             0.85         20.88
SADDLE RIVER
------------
1 Lake Street.........................       1973/94     474,801      100.0      7,465             1.50         15.72
UPPER SADDLE RIVER
------------------
10 Mountainview Road..................          1986     192,000       98.0      3,968             0.80         21.09
WOODCLIFF LAKE
--------------
400 Chestnut Ridge Road...............          1982      89,200      100.0      2,124             0.43         23.81
470 Chestnut Ridge Road...............          1987      52,500      100.0      1,192             0.24         22.70
530 Chestnut Ridge Road...............          1986      57,204      100.0      1,166             0.23         20.38
50 Tice Boulevard.....................          1984     235,000       96.2      5,416             1.09         23.96
300 Tice Boulevard....................          1991     230,000       99.6      4,848             0.97         21.16

BURLINGTON COUNTY, NEW JERSEY
MOORESTOWN
----------
224 Strawbridge Drive.................          1984      74,000      100.0      1,474             0.30         19.92
228 Strawbridge Drive.................          1984      74,000      100.0      1,434             0.29         19.38

ESSEX COUNTY, NEW JERSEY
MILLBURN
--------
150 J.F. Kennedy Parkway..............          1980     247,476       90.0      6,101             1.22         27.39
ROSELAND
--------
101 Eisenhower Parkway................          1980     237,000       81.4      4,351             0.87         22.55

103 Eisenhower Parkway................          1985     151,545       89.8      3,138             0.63         23.06

105 Eisenhower Parkway................          2001     220,000       64.8      3,468             0.70         24.33

-------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002

                         PROPERTY LISTING

                         OFFICE PROPERTIES
                            (CONTINUED)


                                                                                                 PERCENTAGE
                                                                                              OF TOTAL 2002
                                                                   PERCENTAGE          2002          OFFICE,          2002
                                                               NET     LEASED          BASE      OFFICE/FLEX       AVERAGE
                                                          RENTABLE      AS OF          RENT  AND INDUSTRIAL/     BASE RENT
PROPERTY                                       YEAR           AREA    3/31/02      ($000'S)        WAREHOUSE   PER SQ. FT.
LOCATION                                      BUILT      (SQ. FT.)     (%)(a)        (b)(c)    BASE RENT (%)    ($) (c)(d)
---------------------------------------------------------------------------------------------------------------------------
HUDSON COUNTY, NEW JERSEY
JERSEY CITY
-----------
Harborside Financial Center Plaza 1...         1983        400,000       99.0         3,342             0.67          8.44
Harborside Financial Center Plaza 2...         1990        761,200      100.0        19,139             3.84         25.14
Harborside Financial Center Plaza 3...         1990        725,600      100.0        18,241             3.66         25.14
Harborside Financial Center Plaza 4-A (c)      2000        207,670       94.0         6,477             1.30         37.01

MERCER COUNTY, NEW JERSEY
PRINCETON
---------
103 Carnegie Center...................         1984         96,000       93.0         2,283             0.46         25.57
100 Overlook Center...................         1988        149,600       96.9         3,795             0.76         26.18
5 Vaughn Drive........................         1987         98,500       75.7         2,056             0.41         27.57

MIDDLESEX COUNTY, NEW JERSEY
EAST BRUNSWICK
--------------
377 Summerhill Road...................         1977         40,000      100.0           373             0.07          9.33
PLAINSBORO
----------
500 College Road East.................         1984        158,235      100.0         3,282             0.66         20.74
SOUTH BRUNSWICK
---------------
3 Independence Way....................         1983        111,300      100.0         2,228             0.45         20.02
WOODBRIDGE
----------
581 Main Street.......................         1991        200,000      100.0         4,868             0.98         24.34

MONMOUTH COUNTY, NEW JERSEY
NEPTUNE
-------
3600 Route 66.........................         1989        180,000      100.0         2,410             0.48         13.39
WALL TOWNSHIP
-------------
1305 Campus Parkway...................         1988         23,350       92.4           395             0.08         18.31
1350 Campus Parkway...................         1990         79,747       99.9         1,459             0.29         18.31

MORRIS COUNTY, NEW JERSEY
FLORHAM PARK
------------
325 Columbia Turnpike.................         1987        168,144      100.0         4,394             0.88         26.13
MORRIS PLAINS
-------------
250 Johnson Road......................         1977         75,000      100.0         1,594             0.32         21.25
201 Littleton Road....................         1979         88,369       80.3         1,737             0.35         24.48
MORRIS TOWNSHIP
---------------
340 Mt. Kemble Avenue.................         1985        387,000      100.0         5,530             1.11         14.29
PARSIPPANY
----------
4 Campus Drive (e)....................         1983        147,475       86.8         3,338             0.67         26.07
6 Campus Drive (e)....................         1983        148,291       80.7         3,521             0.71         29.42
7 Campus Drive........................         1982        154,395      100.0         2,040             0.41         13.21
8 Campus Drive........................         1987        215,265      100.0         5,670             1.14         26.34
9 Campus Drive (e)....................         1983        156,495       96.7         4,530             0.91         29.93
2 Dryden Way..........................         1990          6,216      100.0            93             0.02         14.96
4 Gatehall Drive......................         1988        248,480       91.2         5,880             1.18         25.95
2 Hilton Court........................         1991        181,592      100.0         4,558             0.91         25.10
600 Parsippany Road...................         1978         96,000       78.2         1,608             0.32         21.42
1 Sylvan Way..........................         1989        150,557      100.0         3,512             0.70         23.33
5 Sylvan Way..........................         1989        151,383      100.0         4,011             0.80         26.50
7 Sylvan Way..........................         1987        145,983      100.0         2,920             0.59         20.00

-------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002

                         PROPERTY LISTING

                         OFFICE PROPERTIES
                            (CONTINUED)

                                                                                                 PERCENTAGE
                                                                                              OF TOTAL 2002
                                                                   PERCENTAGE          2002          OFFICE,          2002
                                                               NET     LEASED          BASE      OFFICE/FLEX       AVERAGE
                                                          RENTABLE      AS OF          RENT  AND INDUSTRIAL/     BASE RENT
PROPERTY                                       YEAR           AREA    3/31/02      ($000'S)        WAREHOUSE   PER SQ. FT.
LOCATION                                      BUILT      (SQ. FT.)     (%)(a)        (b)(c)    BASE RENT (%)    ($) (c)(d)
---------------------------------------------------------------------------------------------------------------------------
PASSAIC COUNTY, NEW JERSEY
CLIFTON
--------
777 Passaic Avenue....................         1983         75,000       97.9         1,471             0.29         20.03

TOTOWA
------
999 Riverview Drive...................         1988         56,066       65.0           770             0.15         21.13
WAYNE
-----
201 Willowbrook Boulevard.............         1970        178,329       49.1         1,868             0.37         21.33

SOMERSET COUNTY, NEW JERSEY
BASKING RIDGE
-------------
222 Mt. Airy Road.....................         1986         49,000      100.0           737             0.15         15.04
233 Mt. Airy Road.....................         1987         66,000      100.0         1,643             0.33         24.89

BERNARDS
--------
106 Allen Road (c)....................         2000        132,010       66.7         2,278             0.46         25.87
BRIDGEWATER
-----------
721 Route 202/206.....................         1989        192,741      100.0         4,429             0.88         22.98

UNION COUNTY, NEW JERSEY
CLARK
-----
100 Walnut Avenue.....................         1985        182,555       95.7         4,286             0.86         24.53
CRANFORD
--------
6 Commerce Drive......................         1973         56,000       93.1         1,074             0.22         20.60
11 Commerce Drive (f).................         1981         90,000       95.8         1,034             0.21         11.99
12 Commerce Drive.....................         1967         72,260       84.1           943             0.19         15.52
20 Commerce Drive.....................         1990        176,600      100.0         4,307             0.85         24.39
65 Jackson Drive......................         1984         82,778      100.0         1,719             0.34         20.77
NEW PROVIDENCE
--------------
890 Mountain Road.....................         1977         80,000      100.0         2,159             0.43         26.99

----------------------------------------------------------------------------------------------------------------------------
TOTAL NEW JERSEY OFFICE                                 12,103,070       95.3       252,853            50.70         21.93
----------------------------------------------------------------------------------------------------------------------------

DUTCHESS COUNTY, NEW YORK
FISHKILL
--------
300 South Lake Drive..................         1987        118,727       92.4         2,157             0.43         19.66

NASSAU COUNTY, NEW YORK
NORTH HEMPSTEAD
---------------
600 Community Drive (g)...............         1983        237,274      100.0         5,476             1.10         23.08
111 East Shore Road...................         1980         55,575      100.0         1,518             0.30         27.31

ROCKLAND COUNTY, NEW YORK
SUFFERN
-------
400 Rella Boulevard...................         1988        180,000      100.0         4,020             0.81         22.33

WESTCHESTER COUNTY, NEW YORK
ELMSFORD
--------
100 Clearbrook Road (f)...............         1975         60,000      100.0           919             0.18         15.32
101 Executive Boulevard...............         1971         50,000       83.8           842             0.17         20.10
555 Taxter Road.......................         1986        170,554       99.7         4,003             0.80         23.54
565 Taxter Road.......................         1988        170,554       90.5         3,742             0.75         24.24

-------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002

                         PROPERTY LISTING

                         OFFICE PROPERTIES
                            (CONTINUED)

                                                                                                 PERCENTAGE
                                                                                              OF TOTAL 2002
                                                                   PERCENTAGE          2002          OFFICE,          2002
                                                               NET     LEASED          BASE      OFFICE/FLEX       AVERAGE
                                                          RENTABLE      AS OF          RENT  AND INDUSTRIAL/     BASE RENT
PROPERTY                                       YEAR           AREA    3/31/02      ($000'S)        WAREHOUSE   PER SQ. FT.
LOCATION                                      BUILT      (SQ. FT.)     (%)(a)        (b)(c)    BASE RENT (%)    ($) (c)(d)
---------------------------------------------------------------------------------------------------------------------------
570 Taxter Road.......................         1972         75,000       96.1         1,621             0.31         22.49
HAWTHORNE
---------
1 Skyline Drive.......................         1980         20,400       99.0           310             0.06         15.35
2 Skyline Drive.......................         1987         30,000       98.9           477             0.10         16.08
7 Skyline Drive.......................         1987        109,000       92.5         2,046             0.41         20.29
17 Skyline Drive......................         1989         85,000      100.0         1,360             0.27         16.00
19 Skyline Drive......................         1982        248,400      100.0         4,468             0.90         17.99
TARRYTOWN
---------
200 White Plains Road.................         1982         89,000       77.0         1,460             0.29         21.30
220 White Plains Road.................         1984         89,000       95.1         2,175             0.44         25.70
WHITE PLAINS
------------
1 Barker Avenue.......................         1975         68,000       99.0         1,687             0.34         25.06
3 Barker Avenue.......................         1983         65,300       93.5         1,213             0.24         19.87
50 Main Street........................         1985        309,000       99.8         8,466             1.70         27.45
11 Martine Avenue.....................         1987        180,000      100.0         4,530             0.91         25.17
1 Water Street........................         1979         45,700       68.1           968             0.19         31.10
YONKERS
-------
1 Executive Boulevard.................         1982        112,000       97.7         2,555             0.51         23.35
3 Executive Plaza.....................         1987         58,000      100.0         1,430             0.29         24.66

---------------------------------------------------------------------------------------------------------------------------
TOTAL NEW YORK OFFICE                                    2,626,484       96.5        57,443            11.50         22.67
---------------------------------------------------------------------------------------------------------------------------

CHESTER COUNTY, PENNSYLVANIA
BERWYN
------
1000 Westlakes Drive..................         1989         60,696       93.4         1,541             0.31         27.18
1055 Westlakes Drive..................         1990        118,487       52.0         1,548             0.31         25.12
1205 Westlakes Drive..................         1988        130,265       97.6         2,691             0.54         21.17
1235 Westlakes Drive..................         1986        134,902       86.9         3,040             0.61         25.93

DELAWARE COUNTY, PENNSYLVANIA
LESTER
------
100 Stevens Drive.....................         1986         95,000      100.0         2,561             0.51         26.96
200 Stevens Drive.....................         1987        208,000      100.0         5,548             1.11         26.67
300 Stevens Drive.....................         1992         68,000       52.2         1,201             0.24         33.83
MEDIA
-----
1400 Providence Road - Center I.......         1986        100,000         88.1       2,025             0.41         22.99
1400 Providence Road - Center II......         1990        160,000         78.3       2,833             0.57         22.61

MONTGOMERY COUNTY, PENNSYLVANIA
LOWER PROVIDENCE
----------------
1000 Madison Avenue...................         1990        100,700       89.4         1,852             0.37         20.57
PLYMOUTH MEETING
----------------
1150 Plymouth Meeting Mall............         1970        167,748       97.1         3,656             0.73         22.45
Five Sentry Parkway East..............         1984         91,600      100.0         1,800             0.36         19.65
Five Sentry Parkway West..............         1984         38,400      100.0           832             0.17         21.67

---------------------------------------------------------------------------------------------------------------------------
TOTAL PENNSYLVANIA OFFICE                                1,473,798       88.0        31,128             6.24         23.99
---------------------------------------------------------------------------------------------------------------------------

FAIRFIELD COUNTY, CONNECTICUT
GREENWICH
---------
500 West Putnam Avenue................         1973        121,250       96.0         3,072             0.62         26.39

-------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002

                         PROPERTY LISTING

                         OFFICE PROPERTIES
                            (CONTINUED)

                                                                                                 PERCENTAGE
                                                                                              OF TOTAL 2002
                                                                   PERCENTAGE          2002          OFFICE,          2002
                                                               NET     LEASED          BASE      OFFICE/FLEX       AVERAGE
                                                          RENTABLE      AS OF          RENT  AND INDUSTRIAL/     BASE RENT
PROPERTY                                       YEAR           AREA    3/31/02      ($000'S)        WAREHOUSE   PER SQ. FT.
LOCATION                                      BUILT      (SQ. FT.)     (%)(a)        (b)(c)    BASE RENT (%)    ($) (c)(d)
---------------------------------------------------------------------------------------------------------------------------
NORWALK
-------
40 Richards Avenue....................         1985        145,487       90.4         3,256             0.65         24.76
SHELTON
--------
1000 Bridgeport Avenue................         1986        133,000      100.0         2,539             0.51         19.09

---------------------------------------------------------------------------------------------------------------------------
TOTAL CONNECTICUT OFFICE                                   399,737       95.3         8,867             1.78         23.28
---------------------------------------------------------------------------------------------------------------------------

WASHINGTON, D.C.
1201 Connecticut Avenue, NW...........         1940        169,549      100.0         5,155             1.03         30.40
1400 L Street, NW.....................         1987        159,000      100.0         6,187             1.24         38.91

---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRICT OF COLUMBIA OFFICE                          328,549      100.0        11,342             2.27         34.52
---------------------------------------------------------------------------------------------------------------------------

PRINCE GEORGE'S COUNTY, MARYLAND
LANHAM
------
4200 Parliament Place.................         1989        122,000       95.2         2,597             0.52         22.36

---------------------------------------------------------------------------------------------------------------------------
TOTAL MARYLAND OFFICE                                      122,000       95.2         2,597             0.52         22.36
---------------------------------------------------------------------------------------------------------------------------

BEXAR COUNTY, TEXAS
SAN ANTONIO
-----------
84 N.E. Loop 410......................         1971        187,312       91.6         2,727             0.55         15.89
111 Soledad...........................         1918        248,153       54.4         1,729             0.35         12.81

COLLIN COUNTY, TEXAS
PLANO
-----
555 Republic Place....................         1986         97,889       94.2         1,329             0.27         14.41

DALLAS COUNTY, TEXAS
DALLAS
------
3030 LBJ Freeway (f)..................         1984        367,018       86.3         6,554             1.31         20.69
3100 Monticello.......................         1984        173,837       84.5         2,606             0.52         17.74
IRVING
------
2300 Valley View......................         1985        142,634       84.1         2,451             0.49         20.43
RICHARDSON
----------
1122 Alma Road........................         1977         82,576      100.0           607             0.12          7.35

HARRIS COUNTY, TEXAS
HOUSTON
-------
5300 Memorial.........................         1982        155,099       85.8         2,261             0.45         16.99
1717 St. James Place..................         1975        109,574       93.8         1,514             0.30         14.73
1770 St. James Place..................         1973        103,689       66.7         1,226             0.25         17.73
10497 Town & Country Way..............         1981        148,434       83.9         1,787             0.36         14.35

TARRANT COUNTY, TEXAS
EULESS
-------
150 West Parkway......................         1984         74,429       96.7         1,101             0.22         15.30

---------------------------------------------------------------------------------------------------------------------------
TOTAL TEXAS OFFICE                                       1,890,644       82.9        25,892             5.19         16.53
---------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002

                         PROPERTY LISTING

                         OFFICE PROPERTIES
                            (CONTINUED)

                                                                                                 PERCENTAGE
                                                                                              OF TOTAL 2002
                                                                   PERCENTAGE          2002          OFFICE,          2002
                                                               NET     LEASED          BASE      OFFICE/FLEX       AVERAGE
                                                          RENTABLE      AS OF          RENT  AND INDUSTRIAL/     BASE RENT
PROPERTY                                       YEAR           AREA    3/31/02      ($000'S)        WAREHOUSE   PER SQ. FT.
LOCATION                                      BUILT      (SQ. FT.)     (%)(a)        (b)(c)    BASE RENT (%)    ($) (c)(d)
---------------------------------------------------------------------------------------------------------------------------
MARICOPA COUNTY, ARIZONA
GLENDALE
--------
5551 West Talavi Boulevard............         1991        181,596      100.0         1,686             0.34          9.28

PHOENIX
-------
19640 North 31st Street...............         1990        124,171      100.0         1,583             0.32         12.75
SCOTTSDALE
----------
9060 E. Via Linda Boulevard...........         1984        111,200      100.0         2,434             0.49         21.89

---------------------------------------------------------------------------------------------------------------------------
TOTAL ARIZONA OFFICE                                       416,967      100.0         5,703             1.15         13.68
---------------------------------------------------------------------------------------------------------------------------

ARAPAHOE COUNTY, COLORADO
AURORA
------
750 South Richfield Street............         1997        108,240      100.0         2,891             0.58         26.71
DENVER
------
400 South Colorado Boulevard..........         1983        125,415       97.5         2,225             0.45         18.20
ENGLEWOOD
---------
9359 East Nichols Avenue..............         1997         72,610      100.0           896             0.18         12.34
5350 South Roslyn Street..............         1982         63,754       80.2         1,244             0.25         24.33

BOULDER COUNTY, COLORADO
BROOMFIELD
----------
105 South Technology Court............         1997         37,574      100.0           564             0.11         15.01
303 South Technology Court-A..........         1997         34,454      100.0           405             0.08         11.75
303 South Technology Court-B..........         1997         40,416      100.0           475             0.10         11.75
LOUISVILLE
----------
248 Centennial Parkway................         1996         39,266      100.0           524             0.11         13.34
1172 Century Drive....................         1996         49,566      100.0           662             0.13         13.36
285 Century Place.....................         1997         69,145      100.0         1,103             0.22         15.95

DENVER COUNTY, COLORADO
DENVER
------
3600 South Yosemite...................         1974        133,743      100.0         1,370             0.27         10.24

DOUGLAS COUNTY, COLORADO
ENGLEWOOD
---------
8181 East Tufts Avenue (e)............         2001        185,254       74.5         3,379             0.68         24.48
400 Inverness Drive...................         1997        111,608      100.0         2,209             0.44         19.79
67 Inverness Drive East...............         1996         54,280        0.0           326             0.07          0.00
384 Inverness Drive South.............         1985         51,523       78.4           707             0.14         17.50
5975 South Quebec Street (f)..........         1996        102,877       58.1         1,568             0.31         26.23
PARKER
------
9777 Mount Pyramid Court..............         1995        120,281      100.0         1,389             0.28         11.55

EL PASO COUNTY, COLORADO
COLORADO SPRINGS
----------------
8415 Explorer.........................         1998         47,368      100.0           600             0.12         12.67
1975 Research Parkway.................         1997        115,250      100.0         1,688             0.34         14.65
2375 Telstar Drive....................         1998         47,369      100.0           600             0.12         12.67

-------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002

                         PROPERTY LISTING

                         OFFICE PROPERTIES
                            (CONTINUED)

                                                                                                 PERCENTAGE
                                                                                              OF TOTAL 2002
                                                                   PERCENTAGE          2002          OFFICE,          2002
                                                               NET     LEASED          BASE      OFFICE/FLEX       AVERAGE
                                                          RENTABLE      AS OF          RENT  AND INDUSTRIAL/     BASE RENT
PROPERTY                                       YEAR           AREA    3/31/02      ($000'S)        WAREHOUSE   PER SQ. FT.
LOCATION                                      BUILT      (SQ. FT.)     (%)(a)        (b)(c)    BASE RENT (%)    ($) (c)(d)
---------------------------------------------------------------------------------------------------------------------------
JEFFERSON COUNTY, COLORADO
LAKEWOOD
--------
141 Union Boulevard...................         1985         63,600      100.0         1,148             0.23         18.05

---------------------------------------------------------------------------------------------------------------------------
TOTAL COLORADO OFFICE                                    1,673,593       89.8        25,973             5.21         17.29
---------------------------------------------------------------------------------------------------------------------------

SAN FRANCISCO COUNTY, CALIFORNIA
SAN FRANCISCO
-------------
795 Folsom Street.....................         1977        183,445      100.0         7,596             1.52         41.41
760 Market Street.....................         1908        267,446       96.6         8,660             1.74         33.52

---------------------------------------------------------------------------------------------------------------------------
TOTAL CALIFORNIA OFFICE                                    450,891       98.0        16,256             3.26         36.80
---------------------------------------------------------------------------------------------------------------------------

HILLSBOROUGH COUNTY, FLORIDA
TAMPA
------
501 Kennedy Boulevard.................         1982        297,429       88.0         3,842             0.77         14.68

---------------------------------------------------------------------------------------------------------------------------
TOTAL FLORIDA OFFICE                                       297,429       88.0         3,842             0.77         14.68
---------------------------------------------------------------------------------------------------------------------------

TOTAL OFFICE PROPERTIES                                 21,783,162       93.5       441,896            88.59        $21.69
===========================================================================================================================

-------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002

                                PROPERTY LISTING

                             OFFICE/FLEX PROPERTIES

                                                                                                       PERCENTAGE
                                                                                                    OF TOTAL 2002
                                                                   PERCENTAGE                             OFFICE,          2002
                                                               NET     LEASED             2002        OFFICE/FLEX       AVERAGE
                                                          RENTABLE      AS OF             BASE    AND INDUSTRIAL/     BASE RENT
PROPERTY                                        YEAR          AREA    3/31/02             RENT          WAREHOUSE   PER SQ. FT.
LOCATION                                       BUILT     (SQ. FT.)     (%)(a)  ($000'S) (b)(c)      BASE RENT (%)    ($) (c)(d)
--------------------------------------------------------------------------------------------------------------------------------
BURLINGTON COUNTY, NEW JERSEY
BURLINGTON
----------
3 Terri Lane..........................          1991        64,500       61.4             283                0.06          7.15
5 Terri Lane..........................          1992        74,555       82.2             516                0.10          8.42
MOORESTOWN
----------
2 Commerce Drive......................          1986        49,000      100.0             385                0.08          7.86
101 Commerce Drive....................          1988        64,700      100.0             336                0.07          5.19
102 Commerce Drive....................          1987        38,400      100.0             194                0.04          5.05
201 Commerce Drive....................          1986        38,400      100.0             204                0.04          5.31
202 Commerce Drive....................          1988        51,200       25.3             229                0.05         17.68
1 Executive Drive.....................          1989        20,570      100.0             210                0.04         10.21
2 Executive Drive ....................          1988        60,800       81.6             404                0.08          8.14
101 Executive Drive...................          1990        29,355      100.0             273                0.05          9.30
102 Executive Drive...................          1990        64,000      100.0             387                0.08          6.05
225 Executive Drive...................          1990        50,600      100.0             332                0.07          6.56
97 Foster Road........................          1982        43,200       50.0             186                0.04          8.61
1507 Lancer Drive.....................          1995        32,700      100.0             139                0.03          4.25
1510 Lancer Drive.....................          1998        88,000      100.0             370                0.07          4.20
1245 North Church Street (e)..........          1998        52,810      100.0             375                0.08          7.10
1247 North Church Street (e)..........          1998        52,790      100.0             461                0.09          8.73
1256 North Church Street..............          1984        63,495      100.0             272                0.05          4.28
840 North Lenola Road.................          1995        38,300      100.0             209                0.04          5.46
844 North Lenola Road.................          1995        28,670      100.0             218                0.04          7.60
915 North Lenola Road.................          1998        52,488      100.0             273                0.05          5.20
2 Twosome Drive (e)...................          2000        48,600      100.0             390                0.08          8.02
30 Twosome Drive......................          1997        39,675       89.9             214                0.04          6.00
31 Twosome Drive .....................          1998        84,200      100.0             438                0.09          5.20
40 Twosome Drive......................          1996        40,265       93.4             267                0.05          7.10
41 Twosome Drive......................          1998        43,050       89.2             290                0.06          7.55
50 Twosome Drive......................          1997        34,075       86.6             256                0.05          8.68
WEST DEPTFORD
-------------
1451 Metropolitan Drive...............          1996        21,600      100.0             148                0.03          6.85

MERCER COUNTY, NEW JERSEY
HAMILTON TOWNSHIP
-----------------
100 Horizon Drive.....................          1989        13,275      100.0             192                0.04         14.46
200 Horizon Drive.....................          1991        45,770      100.0             530                0.11         11.58
300 Horizon Drive.....................          1989        69,780       86.4           1,141                0.23         18.93
500 Horizon Drive.....................          1990        41,205      100.0             423                0.08         10.27

MONMOUTH COUNTY, NEW JERSEY
WALL TOWNSHIP
-------------
1325 Campus Parkway...................          1988        35,000      100.0             466                0.09         13.31
1340 Campus Parkway...................          1992        72,502      100.0             859                0.17         11.85
1345 Campus Parkway...................          1995        76,300       75.1             697                0.14         12.16
1433 Highway 34.......................          1985        69,020       65.1             646                0.13         14.38
1320 Wyckoff Avenue...................          1986        20,336      100.0             176                0.04          8.65
1324 Wyckoff Avenue...................          1987        21,168      100.0             220                0.04         10.39

-------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002

                                PROPERTY LISTING

                             OFFICE/FLEX PROPERTIES
                                   (CONTINUED)

                                                                                                     PERCENTAGE
                                                                                                  OF TOTAL 2002
                                                                 PERCENTAGE                             OFFICE,           2002
                                                             NET     LEASED             2002        OFFICE/FLEX        AVERAGE
                                                        RENTABLE      AS OF             BASE    AND INDUSTRIAL/      BASE RENT
PROPERTY                                      YEAR          AREA    3/31/02             RENT          WAREHOUSE    PER SQ. FT.
LOCATION                                     BUILT     (SQ. FT.)     (%)(a)  ($000'S) (b)(c)      BASE RENT (%)     ($) (c)(d)
------------------------------------------------------------------------------------------------------------------------------
PASSAIC COUNTY, NEW JERSEY
TOTOWA
------
1 Center Court........................       1999        38,961      100.0               454              0.09           11.65
2 Center Court........................       1998        30,600       99.3               348              0.07           11.45
11 Commerce Way.......................       1989        47,025      100.0               505              0.10           10.74
20 Commerce Way.......................       1992        42,540       75.9               389              0.08           12.05
29 Commerce Way.......................       1990        48,930      100.0               313              0.06            6.40
40 Commerce Way.......................       1987        50,576      100.0               538              0.11           10.64
45 Commerce Way.......................       1992        51,207      100.0               504              0.10            9.84
60 Commerce Way.......................       1988        50,333       93.1               451              0.09            9.62
80 Commerce Way.......................       1996        22,500      100.0               282              0.06           12.53
100 Commerce Way......................       1996        24,600      100.0               308              0.06           12.52
120 Commerce Way......................       1994         9,024      100.0               100              0.02           11.08
140 Commerce Way......................       1994        26,881       99.5               299              0.06           11.18

------------------------------------------------------------------------------------------------------------------------------
TOTAL NEW JERSEY OFFICE/FLEX                          2,277,531       91.6            18,100              3.62            8.68
------------------------------------------------------------------------------------------------------------------------------

WESTCHESTER COUNTY, NEW YORK
ELMSFORD
--------
11 Clearbrook Road...................        1974        31,800      100.0               380              0.08           11.95
75 Clearbrook Road...................        1990        32,720      100.0               815              0.16           24.91
150 Clearbrook Road..................        1975        74,900      100.0             1,117              0.22           14.91
175 Clearbrook Road..................        1973        98,900       98.5             1,499              0.30           15.39
200 Clearbrook Road..................        1974        94,000       99.8             1,209              0.24           12.89
250 Clearbrook Road..................        1973       155,000       94.5             1,349              0.27            9.21
50 Executive Boulevard...............        1969        45,200       75.8               254              0.05            7.41
77 Executive Boulevard...............        1977        13,000      100.0               140              0.03           10.77
85 Executive Boulevard...............        1968        31,000       99.4               440              0.09           14.28
300 Executive Boulevard..............        1970        60,000      100.0               640              0.13           10.67
350 Executive Boulevard..............        1970        15,400       98.8               247              0.05           16.23
399 Executive Boulevard..............        1962        80,000      100.0               973              0.20           12.16
400 Executive Boulevard..............        1970        42,200      100.0               656              0.13           15.55
500 Executive Boulevard..............        1970        41,600      100.0               657              0.13           15.79
525 Executive Boulevard..............        1972        61,700      100.0               890              0.18           14.42
1 Westchester Plaza..................        1967        25,000      100.0               307              0.06           12.28
2 Westchester Plaza..................        1968        25,000      100.0               455              0.09           18.20
3 Westchester Plaza..................        1969        93,500       91.4             1,366              0.27           15.98
4 Westchester Plaza..................        1969        44,700       99.8               627              0.13           14.05
5 Westchester Plaza..................        1969        20,000      100.0               283              0.06           14.15
6 Westchester Plaza..................        1968        20,000      100.0               312              0.06           15.60
7 Westchester Plaza..................        1972        46,200      100.0               654              0.13           14.16
8 Westchester Plaza..................        1971        67,200      100.0               897              0.18           13.35
HAWTHORNE
---------
200 Saw Mill River Road..............        1965        51,100      100.0               654              0.13           12.80
4 Skyline Drive......................        1987        80,600      100.0             1,462              0.29           18.14
5 Skyline Drive (e)..................        1980       124,022      100.0             1,587              0.32           12.80
6 Skyline Drive (e)..................        1980        44,155      100.0               728              0.15           16.50
8 Skyline Drive......................        1985        50,000       98.7               561              0.11           11.37
10 Skyline Drive.....................        1985        20,000      100.0               284              0.06           14.20
11 Skyline Drive.....................        1989        45,000      100.0               730              0.15           16.22

-------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002

                                PROPERTY LISTING

                             OFFICE/FLEX PROPERTIES
                                   (CONTINUED)

                                                                                                    PERCENTAGE
                                                                                                 OF TOTAL 2002
                                                                PERCENTAGE                             OFFICE,            2002
                                                            NET     LEASED              2002       OFFICE/FLEX         AVERAGE
                                                       RENTABLE      AS OF              BASE   AND INDUSTRIAL/       BASE RENT
PROPERTY                                     YEAR          AREA    3/31/02              RENT         WAREHOUSE     PER SQ. FT.
LOCATION                                    BUILT     (SQ. FT.)     (%)(a)   ($000'S) (b)(c)     BASE RENT (%)      ($) (c)(d)
------------------------------------------------------------------------------------------------------------------------------

12 Skyline Drive.....................        1999        46,850      100.0               806              0.16           17.20
15 Skyline Drive......................       1989        55,000      100.0               983              0.20           17.87
YONKERS
-------
100 Corporate Boulevard...............       1987        78,000       98.2             1,361              0.27           17.77
200 Corporate Boulevard South.........       1990        84,000       99.8             1,378              0.28           16.44
4 Executive Plaza.....................       1986        80,000       99.0               988              0.20           12.47
6 Executive Plaza.....................       1987        80,000      100.0             1,190              0.24           14.88
1 Odell Plaza.........................       1980       106,000       90.8             1,252              0.25           13.01
5 Odell Plaza.........................       1983        38,400       99.6               613              0.12           16.03
7 Odell Plaza.........................       1984        42,600       95.9               656              0.13           16.06

------------------------------------------------------------------------------------------------------------------------------
TOTAL NEW YORK OFFICE/FLEX                            2,244,747       98.0            31,400              6.30           14.27
------------------------------------------------------------------------------------------------------------------------------

FAIRFIELD COUNTY, CONNECTICUT
STAMFORD
--------
419 West Avenue.......................       1986        88,000      100.0             1,206              0.24           13.70
500 West Avenue.......................       1988        25,000       74.9               318              0.06           16.98
550 West Avenue.......................       1990        54,000      100.0               875              0.18           16.20
600 West Avenue.......................       1999        66,000      100.0               826              0.17           12.52
650 West Avenue.......................       1998        40,000      100.0               540              0.11           13.50

------------------------------------------------------------------------------------------------------------------------------
TOTAL CONNECTICUT OFFICE/FLEX                           273,000       97.7             3,765              0.76           14.12
------------------------------------------------------------------------------------------------------------------------------

TOTAL OFFICE/FLEX PROPERTIES                          4,795,278       94.9            53,265             10.68           11.70
==============================================================================================================================

-------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002

                      PROPERTY LISTING

               INDUSTRIAL/WAREHOUSE PROPERTIES

                                                                                                 PERCENTAGE
                                                                                              OF TOTAL 2002
                                                                  PERCENTAGE                        OFFICE,               2002
                                                            NET       LEASED           2002      OFFICE/FLEX            AVERAGE
                                                       RENTABLE        AS OF           BASE  AND INDUSTRIAL/          BASE RENT
PROPERTY                                     YEAR          AREA      3/31/02           RENT        WAREHOUSE        PER SQ. FT.
LOCATION                                    BUILT     (SQ. FT.)       (%)(a) ($000'S)(b)(c)    BASE RENT (%)         ($) (c)(d)
-------------------------------------------------------------------------------------------------------------------------------
WESTCHESTER COUNTY, NEW YORK
ELMSFORD
--------
1 Warehouse Lane......................       1957         6,600        100.0             72             0.01              10.91
2 Warehouse Lane......................       1957        10,900         96.3            107             0.02              10.19
3 Warehouse Lane......................       1957        77,200        100.0            290             0.06               3.76
4 Warehouse Lane......................       1957       195,500         98.8          1,944             0.38              10.06
5 Warehouse Lane......................       1957        75,100         97.1            776             0.16              10.64
6 Warehouse Lane......................       1982        22,100        100.0            511             0.10              23.12

-------------------------------------------------------------------------------------------------------------------------------
TOTAL INDUSTRIAL/WAREHOUSE PROPERTIES                   387,400         98.7          3,700             0.73               9.67
-------------------------------------------------------------------------------------------------------------------------------

TOTAL OFFICE, OFFICE/FLEX,
  AND INDUSTRIAL/WAREHOUSE
  PROPERTIES                                         26,965,840         93.9        498,861           100.00              19.70
===============================================================================================================================

(a)  Based on all leases in effect as of March 31, 2002.
(b) Total base rent for 12 months ended March 31, 2002, determined in accordance with generally accepted accounting principles ("GAAP"). Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenant's proportionate share of and/or increases in real estate taxes and certain operating costs, as defined, and the pass through of charges for electrical usage.
(c)  Calculation based on square feet in service as of March 31, 2002.
(d) Base rent for 12 months ended March 31, 2002 divided by net rentable square feet leased at March 31, 2002. For those properties acquired or placed in service during the 12 months ended March 31, 2002, amounts are annualized, as per Note (e).
(e) As this property was acquired or placed in service by the Company during the 12 months ended March 31, 2002, the amounts represented for base rent are annualized. These amounts may not be indicative of the property's results had the Company owned or placed such property in service for the entire 12 months ended March 31, 2002.
(f)  Excludes space leased by the Company.
(g) The Company constructed an expansion to this building increasing its size by 31,000 square feet.

-------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002

                               SIGNIFICANT TENANTS

The following table sets forth a schedule of the Company's 20 largest tenants for the Consolidated Properties as of March 31, 2002, based upon annualized base rents:

                                                                       PERCENTAGE OF
                                                      ANNUALIZED              COMPANY      SQUARE          PERCENTAGE    YEAR OF
                                     NUMBER OF       BASE RENTAL      ANNUALIZED BASE        FEET       TOTAL COMPANY     LEASE
                                    PROPERTIES   REVENUE ($) (a)   RENTAL REVENUE (%)      LEASED  LEASED SQ. FT. (%)   EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------------
AT&T Wireless Services                       2         9,819,454                  2.0     395,955                 1.6      2007(b)
Donaldson, Lufkin & Jenrette
   Securities Corp.                          1         8,239,770                  1.7     271,953                 1.1      2011
AT&T Corporation                             2         7,268,746                  1.5     450,278                 1.8      2009(c)
Keystone Mercy Health Plan                   2         7,017,899                  1.4     303,149                 1.2      2015
Prentice-Hall Inc.                           1         6,744,495                  1.4     474,801                 1.9      2014
IBM Corporation                              3         6,250,705                  1.3     353,617                 1.4      2007(d)
Nabisco Inc.                                 3         6,066,357                  1.2     340,746                 1.4      2006(e)
Toys `R' Us - NJ, Inc.                       1         5,342,672                  1.1     242,518                 1.0      2012
Waterhouse Securities, Inc.                  1         5,314,805                  1.1     184,222                 0.7      2015
American Institute of Certified
  Public Accountants                         1         4,981,357                  1.0     249,768                 1.0      2012
CMP Media Inc.                               1         4,817,298                  1.0     237,274                 1.0      2014
Allstate Insurance Company                   9         4,809,510                  1.0     224,321                 0.9      2009(f)
Winston & Strawn                             1         4,481,692                  0.9     108,100                 0.4      2005
Dean Witter Trust Company                    1         4,319,508                  0.9     221,019                 0.9      2008
Morgan Stanley Dean Witter, Inc.             5         4,025,077                  0.8     163,253                 0.7      2010(g)
Move.com Operations, Inc.                    1         3,891,597                  0.8      94,917                 0.4      2006
Regus Business Centre Corp.                  3         3,719,369                  0.8     107,608                 0.4      2011(h)
KPMG, LLP                                    2         3,656,455                  0.7     143,714                 0.6      2012(i)
Bank of Tokyo - Mitsubishi Ltd.              1         3,378,923                  0.7     137,076                 0.5      2009
Bankers Trust Harborside                     1         3,272,500                  0.7     385,000                 1.5      2003
-----------------------------------------------------------------------------------------------------------------------------------

Totals                                               107,418,189                 22.0   5,089,289                20.4
===================================================================================================================================

(a)  Annualized base rental revenue is based on actual March 2002 billings times
     12. For leases whose rent commences after April 1, 2002, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.
(b) 12,150 square feet expire September 2004; 345,799 square feet expire March 2007; 38,006 square feet expire June 2007.
(c)  63,278 square feet expire May 2004; 387,000 square feet expire January
     2009.
(d) 20,218 square feet expire January 2005; 85,000 square feet expire December 2005; 248,399 square feet expire December 2007.
(e) 300,378 square feet expire December 2005; 40,368 square feet expire March 2006.
(f) 4,398 square feet expire January 2004; 36,305 square feet expire January 2005; 23,024 square feet expire October 2005; 22,444 square feet expire July 2006; 6,108 square feet expire August 2006; 70,517 square feet expire June 2007; 50,025 square feet expire April 2008; 11,500 square feet expire April 2009.
(g) 7,500 square feet expire September 2003; 18,539 square feet expire April 2005; 85,151 square feet expire February 2008; 19,500 square feet expire June 2008; 7,000 square feet expire October 2009; 25,563 square feet expire January 2010.
(h) 27,803 square feet expire January 2011; 38,930 square feet expire April 2011; 40,875 square feet expire June 2011.

(i) 15,113 square feet expire September 2002; 57,204 square feet expire July 2007; 71,397 square feet expire September 2012.

-------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002

                          SCHEDULE OF LEASE EXPIRATIONS

                           ALL CONSOLIDATED PROPERTIES

The following table sets forth a schedule of lease expirations for the total of the Company's office, office/flex, industrial/warehouse and stand-alone retail properties, included in the Consolidated Properties, beginning April 1, 2002, assuming that none of the tenants exercise renewal options:

                                                                                                   AVERAGE ANNUAL
                                                              PERCENTAGE OF                          RENT PER NET
                                         NET RENTABLE          TOTAL LEASED          ANNUALIZED          RENTABLE      PERCENTAGE OF
                                         AREA SUBJECT           SQUARE FEET         BASE RENTAL       SQUARE FOOT        ANNUAL BASE
                             NUMBER OF    TO EXPIRING        REPRESENTED BY       REVENUE UNDER       REPRESENTED         RENT UNDER
YEAR OF                         LEASES         LEASES              EXPIRING            EXPIRING       BY EXPIRING           EXPIRING
EXPIRATION                EXPIRING (a)      (SQ. FT.)        LEASES (%) (b)      LEASES ($) (c)        LEASES ($)         LEASES (%)
------------------------------------------------------------------------------------------------------------------------------------
2002                               313      1,578,857                  6.3           27,957,727             17.71                5.7

2003                               476      3,640,655                 14.6           62,565,145             17.19               12.8

2004                               398      2,386,601                  9.6           46,584,068             19.52                9.5

2005                               411      3,351,768                 13.4           66,213,154             19.75               13.6

2006                               343      2,741,455                 11.0           57,192,306             20.86               11.7

2007                               210      2,490,020                 10.0           51,546,683             20.70               10.6

2008                               109      1,606,749                  6.4           28,782,297             17.91                5.9

2009                                66      1,430,459                  5.7           27,083,348             18.93                5.6

2010                                90      1,235,874                  5.0           24,129,787             19.52                4.9

2011                                70      1,572,774                  6.3           37,646,140             23.94                7.7

2012                                33        984,810                  4.0           21,759,506             22.10                4.5

2013 and thereafter                 28      1,931,363                  7.7           36,554,066             18.93                7.5
------------------------------------------------------------------------------------------------------------------------------------
Totals/Weighted
  Average                        2,547     24,951,385                100.0          488,014,227             19.56              100.0
====================================================================================================================================

(a) Includes office, office/flex, industrial/warehouse and stand-alone retail property tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)  Excludes all unleased space as of March 31, 2002.
(c)  Annualized base rental revenue is based on actual March 2002 billings times
     12. For leases whose rent commences after April 1, 2002, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.
(d) Reconciliation to Company's total net rentable square footage is as follows:

                                                                     SQUARE FEET
                                                                     -----------
Square footage leased to commercial tenants                          24,951,385
Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary
 service tenants and occupancy adjustments                              377,996
Square footage unleased                                               1,653,759
                                                                    -----------
Total net rentable square footage (does not include
 residential, land lease, or not-in-service properties)              26,983,140
                                                                    ===========

-------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002

                          SCHEDULE OF LEASE EXPIRATIONS

                                OFFICE PROPERTIES

The following table sets forth a schedule of lease expirations for the office properties beginning April 1, 2002, assuming that none of the tenants exercise renewal options:

                                                                                                   AVERAGE ANNUAL
                                                              PERCENTAGE OF                          RENT PER NET
                                         NET RENTABLE          TOTAL LEASED          ANNUALIZED          RENTABLE      PERCENTAGE OF
                                         AREA SUBJECT           SQUARE FEET         BASE RENTAL       SQUARE FOOT        ANNUAL BASE
                             NUMBER OF    TO EXPIRING        REPRESENTED BY       REVENUE UNDER       REPRESENTED         RENT UNDER
YEAR OF                         LEASES         LEASES              EXPIRING            EXPIRING       BY EXPIRING           EXPIRING
EXPIRATION                EXPIRING (a)      (SQ. FT.)        LEASES (%) (b)      LEASES ($) (c)        LEASES ($)         LEASES (%)
------------------------------------------------------------------------------------------------------------------------------------
2002                               244       1,158,432                   5.8        23,354,665              20.16                5.4

2003                               379       2,827,397                  14.1        54,566,341              19.30               12.7

2004                               326       1,737,677                   8.7        39,078,879              22.49                9.1

2005                               330       2,631,482                  13.2        57,995,761              22.04               13.5

2006                               286       2,238,668                  11.2        50,687,860              22.64               11.8

2007                               173       1,989,100                  10.0        45,175,628              22.71               10.5

2008                                91       1,288,636                   6.4        25,706,857              19.95                6.0

2009                                48       1,255,671                   6.3        24,908,629              19.84                5.8

2010                                58         841,337                   4.2        17,976,941              21.37                4.2

2011                                58       1,386,840                   6.9        34,980,932              25.22                8.2

2012                                24         876,853                   4.4        20,441,249              23.31                4.8

2013 and thereafter                 23       1,764,928                   8.8        34,548,694              19.58                8.0
------------------------------------------------------------------------------------------------------------------------------------
Totals/Weighted
  Average                        2,040      19,997,021                 100.0       429,422,436              21.47              100.0
====================================================================================================================================

(a) Includes office tenants only. Excludes leases for amenity, retail, parking and month-to-month office tenants. Some tenants have multiple leases.
(b)  Excludes all unleased space as of March 31, 2002.
(c)  Annualized base rental revenue is based on actual March 2002 billings times
     12. For leases whose rent commences after April 1, 2002, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

-------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002

                          SCHEDULE OF LEASE EXPIRATIONS

                             OFFICE/FLEX PROPERTIES

The following table sets forth a schedule of lease expirations for the office/flex properties beginning April 1, 2002, assuming that none of the tenants exercise renewal options:

                                                                                                   AVERAGE ANNUAL
                                                              PERCENTAGE OF                          RENT PER NET
                                         NET RENTABLE          TOTAL LEASED          ANNUALIZED          RENTABLE      PERCENTAGE OF
                                         AREA SUBJECT           SQUARE FEET         BASE RENTAL       SQUARE FOOT        ANNUAL BASE
                             NUMBER OF    TO EXPIRING        REPRESENTED BY       REVENUE UNDER       REPRESENTED         RENT UNDER
YEAR OF                         LEASES         LEASES              EXPIRING            EXPIRING       BY EXPIRING           EXPIRING
EXPIRATION                EXPIRING (a)      (SQ. FT.)        LEASES (%) (b)      LEASES ($) (c)        LEASES ($)         LEASES (%)
------------------------------------------------------------------------------------------------------------------------------------
2002                                64         376,803                   8.3        4,135,252               10.97                7.6

2003                                92         712,284                  15.6        7,449,441               10.46               13.7

2004                                64         456,104                  10.0        5,177,869               11.35                9.5

2005                                75         685,204                  15.0        7,827,734               11.42               14.4

2006                                57         502,787                  11.0        6,504,446               12.94               11.9

2007                                36         493,320                  10.8        6,283,655               12.74               11.5

2008                                18         318,113                   7.0        3,075,440                9.67                5.6

2009                                17         162,988                   3.6        2,068,519               12.69                3.8

2010                                32         394,537                   8.7        6,152,846               15.60               11.3

2011                                12         185,934                   4.1        2,665,208               14.33                4.9

2012                                 9         107,957                   2.4        1,318,257               12.21                2.4

2013 and thereafter                  4         158,435                   3.5        1,830,372               11.55                3.4
------------------------------------------------------------------------------------------------------------------------------------
Totals/Weighted
  Average                          480       4,554,466                 100.0       54,489,039               11.96              100.0
====================================================================================================================================

(a) Includes office/flex tenants only. Excludes leases for amenity, retail, parking and month-to-month office/flex tenants. Some tenants have multiple leases.
(b)  Excludes all unleased space as of March 31, 2002.
(c)  Annualized base rental revenue is based on actual March 2002 billings times
     12. For leases whose rent commences after April 1, 2002, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

-------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002

                          SCHEDULE OF LEASE EXPIRATIONS

                         INDUSTRIAL/WAREHOUSE PROPERTIES

The following table sets forth a schedule of lease expirations for the industrial/warehouse properties beginning April 1, 2002, assuming that none of the tenants exercise renewal options:

                                                                                                   AVERAGE ANNUAL
                                                              PERCENTAGE OF                          RENT PER NET
                                         NET RENTABLE          TOTAL LEASED          ANNUALIZED          RENTABLE      PERCENTAGE OF
                                         AREA SUBJECT           SQUARE FEET         BASE RENTAL       SQUARE FOOT        ANNUAL BASE
                             NUMBER OF    TO EXPIRING        REPRESENTED BY       REVENUE UNDER       REPRESENTED         RENT UNDER
YEAR OF                         LEASES         LEASES              EXPIRING            EXPIRING       BY EXPIRING           EXPIRING
EXPIRATION                EXPIRING (a)      (SQ. FT.)        LEASES (%) (b)      LEASES ($) (c)        LEASES ($)         LEASES (%)
------------------------------------------------------------------------------------------------------------------------------------
2002                                 5          43,622                  11.4           467,810              10.72               12.5

2003                                 5         100,974                  26.4           549,363               5.44               14.7

2004                                 7         183,520                  48.0         2,132,320              11.62               57.1

2005                                 6          35,082                   9.1           389,659              11.11               10.4

2007                                 1           7,600                   2.0            87,400              11.50                2.4

2009                                 1          11,800                   3.1           106,200               9.00                2.9
------------------------------------------------------------------------------------------------------------------------------------
Totals/Weighted
  Average                           25         382,598                 100.0         3,732,752               9.76              100.0
====================================================================================================================================

(a) Includes industrial/warehouse tenants only. Excludes leases for amenity, retail, parking and month-to-month industrial/warehouse tenants. Some tenants have multiple leases.
(b)  Excludes all unleased space as of March 31, 2002.
(c)  Annualized base rental revenue is based on actual March 2002 billings times
     12. For leases whose rent commences after April 1, 2002, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, the historical results may differ from those set forth above.

                          STAND-ALONE RETAIL PROPERTIES

The following table sets forth a schedule of lease expirations for the stand-alone retail properties beginning April 1, 2002, assuming that none of the tenants exercise renewal options:

                                                                                                   AVERAGE ANNUAL
                                                              PERCENTAGE OF                          RENT PER NET
                                         NET RENTABLE          TOTAL LEASED          ANNUALIZED          RENTABLE    PERCENTAGE OF
                                         AREA SUBJECT           SQUARE FEET         BASE RENTAL       SQUARE FOOT      ANNUAL BASE
                             NUMBER OF    TO EXPIRING        REPRESENTED BY       REVENUE UNDER       REPRESENTED       RENT UNDER
YEAR OF                         LEASES         LEASES              EXPIRING            EXPIRING       BY EXPIRING         EXPIRING
EXPIRATION                EXPIRING (a)      (SQ. FT.)            LEASES (%)      LEASES ($) (b)         LEASES ($)       LEASES (%)
----------------------------------------------------------------------------------------------------------------------------------
2004                                 1           9,300                  53.8           195,000              20.97             52.7

2013 and thereafter                  1           8,000                  46.2           175,000              21.87             47.3
----------------------------------------------------------------------------------------------------------------------------------
Totals/Weighted
  Average                            2          17,300                 100.0           370,000              21.39            100.0
==================================================================================================================================

(a)  Includes stand-alone retail property tenants only.
(b)  Annualized base rental revenue is based on actual March 2002 billings times
     12. For leases whose rent commences after April 1, 2002, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

-------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2002